================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08727

                   SunAmerica Senior Floating Rate Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  John T. Genoy
                              Senior Vice President
                        SunAmerica Asset Management Corp.
                    Harborside Financial Center 3200 Plaza 5
                              Jersey City, NJ 07311
                    ----------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

================================================================================

Item 1. Reports to Stockholders

                                    [GRAPHIC]




                                                             ANNUAL REPORT 2010

SUNAMERICA
Senior Floating Rate Fund

[LOGO]

                        TABLE OF CONTENTS


          SHAREHOLDERS' LETTER....................................  1
          EXPENSE EXAMPLE.........................................  3
          STATEMENT OF ASSETS AND LIABILITIES.....................  5
          STATEMENT OF OPERATIONS.................................  6
          STATEMENT OF CHANGES IN NET ASSETS......................  7
          STATEMENT OF CASH FLOWS.................................  8
          FINANCIAL HIGHLIGHTS....................................  9
          PORTFOLIO OF INVESTMENTS................................ 10
          NOTES TO FINANCIAL STATEMENTS........................... 22
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 31
          APPROVAL OF ADVISORY AGREEMENTS......................... 32
          DIRECTORS AND OFFICERS INFORMATION...................... 35
          SHAREHOLDER AND TAX INFORMATION......................... 38
          COMPARISON: FUND VS. INDEX.............................. 39

        DECEMBER 31, 2010                                          ANNUAL REPORT

        SHAREHOLDERS' LETTER -- (unaudited)

Dear Shareholders,

We are pleased to present the annual shareholder report for the SunAmerica Senior Floating Rate Fund. Below, we've briefly outlined the market conditions that have shaped the investment environment over the annual period ended December 31, 2010.

The U.S. economic recovery gained momentum during the year, resulting in equity markets outperforming fixed income markets. The annual period saw the broad equity market, as represented by the S&P 500 Index*, return 15.06%, while the fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index*, returned 6.54% for the same period. The performance of the leveraged loan market, as measured by the S&P/LSTA Leveraged Loan Index (LLI)*, came in almost exactly halfway between the 2 broader markets, returning 10.13%, also for the same period.

The year started on a high note, as signs of an improving economy, continuation of an accommodative monetary policy and a stock market rally highlighted the first quarter of 2010. Positive manufacturing reports helped fuel economic optimism, even though the unemployment rate remained at 9.7% and the Congressional Budget Office projected that rate would remain constant for the rest of the year. The Federal Reserve kept the Fed Funds rate at 0-0.25% during the first quarter and anticipated keeping rates within that range for an extended period.

The second quarter reintroduced uncertainty over the direction of the economy and brought the seemingly straight-up recovery of the stock market to an end. A clear slowdown in the economic recovery, exemplified by anemic job growth and declining consumer confidence, as well as the sovereign debt crisis in Europe, weighed on the markets.

The market took on a schizophrenic character in the third quarter as positive equity returns in July and September were interrupted by negative returns in August. This was a period of risk on/risk off behavior in the markets. Risk was favored at signs of economic growth, but then was avoided at the release of growth, employment or housing data. Debate continued as to whether the U.S. was heading into a deflationary or inflationary environment. Fears of a double-dip in the economy permeated the markets.

By the end of the year, the tides had turned once again as investors embraced risk assets. Investors exited 2010 on the back of strong equity returns and improving confidence that the U.S. was in the midst of an economic recovery. The Fed's announcement that it would launch a second round of Quantitative Easing (QE2), the retention of the Bush-era tax rates for two years, and positive data on manufacturing and consumer spending were among the contributors that fueled the market higher in the fourth quarter.

The improvement in the credit markets and investors' greater appetite for risk both benefited the leveraged loan market. In addition, the floating-rate nature of bank-loan coupons contributed to the performance of this asset class as Treasury rates rose.

We continue to view the loan market positively, with market valuations remaining attractive. We have positioned the Fund in line with our expectation of a continued slow economic recovery. We continue to favor the middle part of the credit curve, reflecting our desire to avoid default risk at the lower end of the quality spectrum and less attractive return opportunities in the highest-quality loans.

Currently, we are taking advantage of opportunities in the new-issue market to buy loans at attractive current yields and with defensive capital structures, where the structure has material value below the bank debt claim, as in unsecured bonds and/or equity. In addition, we continue to see select total return opportunities in the secondary market, where we are targeting selected loans that are trading at a discount and that we see as likely candidates to be paid off early.

We remain diligent in the management of your assets during this volatile environment and thank you for your continued investment in the Fund. If you have any questions, or require additional information on this or other SunAmerica Funds, we invite you to visit www.sunamericafunds.com or call the Shareholder Services Department at 800-858-8850.

Sincerely,

THE SUNAMERICA SENIOR FLOATING RATE FUND PORTFOLIO MANAGER

Jeffrey W. Heuer
Wellington Management



--------
Past performance is no guarantee of future results.

*The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The S&P/LSTA LEVERAGED LOAN INDEX (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments. Indices are not managed and an investor cannot invest directly into an index.

The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of an active trading market, in certain cases, which may impair the Fund's ability to obtain full value for loans sold. The Fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        EXPENSE EXAMPLE -- DECEMBER 31, 2010 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges and
(2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2010 and held until December 31, 2010.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2010" to estimate the expenses you paid on your account during this period. For shareholder accounts in Class A and Class C, the "Expenses Paid During the Six Months Ended December 31, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2010" column does not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Fund's prospectus, your retirement plan documents and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in Class A and Class C, the "Expenses Paid During the Six Months Ended December 31, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2010" column does not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Fund's prospectus, your retirement plan document and/or materials from your financial adviser for full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, qualified retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        EXPENSE EXAMPLE -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)


                                                   ACTUAL                                            HYPOTHETICAL
                            ---------------------------------------------------- ---------------------------------
                                                 ENDING                                           ENDING ACCOUNT
                                              ACCOUNT VALUE     EXPENSES PAID                       VALUE USING
                               BEGINNING      USING ACTUAL        DURING THE        BEGINNING    A HYPOTHETICAL 5%
                             ACCOUNT VALUE     RETURNS AT      SIX MONTHS ENDED   ACCOUNT VALUE  ASSUMED RETURN AT
                            AT JULY 1, 2010 DECEMBER 31, 2010 DECEMBER 31, 2010* AT JULY 1, 2010 DECEMBER 31, 2010
                            --------------- ----------------- ------------------ --------------- -----------------
Senior Floating Rate Fund#
   Class A.................    $1,000.00        $1,062.63           $7.54           $1,000.00        $1,017.90
   Class C.................    $1,000.00        $1,059.78           $9.09           $1,000.00        $1,016.38

                            -------------------
                                                 EXPENSE
                              EXPENSES PAID       RATIO
                                DURING THE        AS OF
                             SIX MONTHS ENDED  DECEMBER 31,
                            DECEMBER 31, 2010*    2010*
                            ------------------ ------------
Senior Floating Rate Fund#
   Class A.................       $7.38            1.45%
   Class C.................       $8.89            1.75%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges and administrative fees, if applicable to your account. Please refer to your Prospectus, your qualified retirement plan document and/or materials from your financial advisor for more information.
# During the stated period, the investment adviser either waived/reimbursed a portion of or all of the fees/expenses and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived/reimbursed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2010" and the "Expense Ratios" would have been higher.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2010

ASSETS:
Investments at value (unaffiliated)*............................... $428,400,511
Repurchase agreements (cost approximates value)....................   42,920,000
                                                                    ------------
  Total investments................................................ $471,320,511
                                                                    ------------
Receivable for:
  Fund shares sold.................................................    3,562,183
  Dividends and interest...........................................    1,862,075
  Investments sold.................................................    2,883,969
Prepaid expenses and other assets..................................        5,562
Due from investment adviser for expense reimbursements/fee waivers.      150,248
                                                                    ------------
  Total assets.....................................................  479,784,548
                                                                    ------------
LIABILITIES:
Payable for:
  Fund shares redeemed.............................................    1,682,321
  Investments purchased............................................   30,475,132
  Investment advisory and management fees..........................      308,773
  Distribution and service maintenance fees........................      192,385
  Administration fees..............................................       72,653
  Transfer agent fees and expenses.................................       87,496
  Directors' fees and expenses.....................................        1,479
  Other accrued expenses...........................................      254,495
Dividends payable..................................................      844,650
Commitments (Note 11)..............................................           --
                                                                    ------------
  Total liabilities................................................   33,919,384
                                                                    ------------
   Net Assets...................................................... $445,865,164
                                                                    ============
NET ASSETS REPRESENTED BY:
Common stock, $.01 par value....................................... $    539,375
Additional paid-in capital.........................................  505,531,344
                                                                    ------------
                                                                     506,070,719
Accumulated undistributed net investment income (loss).............     (560,324)
Accumulated undistributed net realized gain (loss) on investments..  (51,762,282)
Unrealized appreciation (depreciation) on investments..............   (7,882,949)
                                                                    ------------
   Net Assets...................................................... $445,865,164
                                                                    ============
CLASS A:
Net assets......................................................... $255,025,896
Shares outstanding.................................................   30,840,869
Net asset value and redemption price per share..................... $       8.27
Maximum sales charge (3.75% of offering price).....................         0.32
                                                                    ------------
Maximum offering price to public................................... $       8.59
                                                                    ============
CLASS C:
Net assets......................................................... $190,839,268
Shares outstanding.................................................   23,096,594
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales charges)...... $       8.26
                                                                    ============
*COST
  Investment securities (unaffiliated)............................. $436,283,460
                                                                    ============

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME:
Interest (unaffiliated)........................................................... $15,642,006
Dividends (unaffiliated)..........................................................      53,719
Facility and other fee income (Note 2)............................................   4,319,692
                                                                                   -----------
   Total investment income........................................................  20,015,417
                                                                                   -----------
EXPENSES:
Investment advisory and management fees...........................................   2,940,301
Administration fees...............................................................     691,836
Distribution and service maintenance fees:
  Class A.........................................................................     655,227
  Class C.........................................................................   1,190,324
Transfer agent fees and expenses:
  Class A.........................................................................     432,390
  Class C.........................................................................     362,224
Registration fees:
  Class A.........................................................................      47,416
  Class C.........................................................................      38,104
Accounting service fees...........................................................      82,514
Custodian and accounting fees.....................................................     102,179
Reports to shareholders...........................................................     102,167
Audit and tax fees................................................................      91,906
Legal fees........................................................................      36,431
Directors' fees and expenses......................................................      47,363
Interest expense..................................................................       2,773
Other expenses....................................................................     131,303
                                                                                   -----------
   Total expenses before fee waivers, expense reimbursements and custody credits..   6,954,458
   Fees waived and expenses reimbursed by investment adviser (Note 5).............  (1,462,457)
   Custody credits earned on cash balances........................................         (65)
                                                                                   -----------
   Net expenses...................................................................   5,491,936
                                                                                   -----------
Net investment income (loss)......................................................  14,523,481
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated)............................   1,339,860
Change in unrealized appreciation (depreciation) on investments (unaffiliated)....  15,324,752
                                                                                   -----------
Net realized and unrealized gain (loss) on investments............................  16,664,612
                                                                                   -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $31,188,093
                                                                                   ===========

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR   FOR THE YEAR
                                                                          ENDED          ENDED
                                                                       DECEMBER 31,   DECEMBER 31,
                                                                           2010           2009
                                                                       ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income (loss)......................................... $ 14,523,481  $   8,691,651
 Net realized gain (loss) on investments (unaffiliated)...............    1,339,860    (20,970,390)
 Net unrealized gain (loss) on investments (unaffiliated).............   15,324,752     92,014,874
                                                                       ------------  -------------
Increase (decrease) in net assets resulting from operations...........   31,188,093     79,736,135
                                                                       ------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income (Class A)......................................   (8,312,099)    (2,992,553)
 Net investment income (Class B)*.....................................           --       (193,048)
 Net investment income (Class C)......................................   (6,542,623)    (5,360,408)
 Net investment income (Class D)*.....................................           --       (132,560)
 Net investment income (Class Q)*.....................................           --       (181,742)
                                                                       ------------  -------------
Total distributions to shareholders...................................  (14,854,722)    (8,860,311)
                                                                       ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 3)................................................  196,049,379     35,187,841
                                                                       ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................  212,382,750    106,063,665
                                                                       ------------  -------------
NET ASSETS:
Beginning of period...................................................  233,482,414    127,418,749
                                                                       ------------  -------------
End of period+........................................................ $445,865,164  $ 233,482,414
                                                                       ============  =============
--------
+Includes accumulated undistributed net investment income (loss)...... $   (560,324) $    (229,083)
                                                                       ============  =============

*  See Note 1

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        STATEMENT OF CASH FLOWS -- FOR THE YEAR ENDED DECEMBER 31, 2010

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations.................................................................... $  31,188,093

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
  Purchase of loans...........................................................................................  (304,387,539)
  Proceeds from loans sold....................................................................................    40,402,327
  Loan principal paydowns.....................................................................................    93,602,360
  Net purchases of short-term securities......................................................................   (39,141,185)
  Accretion of facility fee income............................................................................    (3,142,685)
  Increase in receivable for dividends and interest...........................................................      (506,848)
  Decrease in receivable for investments sold.................................................................     4,156,623
  Increase in amount due from investment adviser for expense reimbursements/fee waivers.......................       (46,595)
  Increase in prepaid expenses and other assets...............................................................        (2,875)
  Increase in payable for investments purchased...............................................................    12,478,977
  Increase in payable for investment advisory and management fees.............................................       146,924
  Increase in payable for distribution and service maintenance fees...........................................        82,362
  Increase in payable for administration fees.................................................................        34,571
  Increase in other accrued expenses..........................................................................       103,332
  Unrealized appreciation on investments......................................................................   (15,324,752)
  Net realized gain from investments..........................................................................    (1,339,860)
                                                                                                               -------------
Net cash used in operating activities......................................................................... $(181,696,770)
                                                                                                               -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold.....................................................................................   308,947,858
Payment on shares redeemed....................................................................................  (122,011,476)
Cash dividends paid...........................................................................................    (5,413,695)
                                                                                                               -------------
Net cash provided by financing activities..................................................................... $ 181,522,687
                                                                                                               -------------
Net decrease in cash..........................................................................................      (174,083)
Cash balance at beginning of period...........................................................................       174,083
                                                                                                               -------------
Cash balance at end of period................................................................................. $           0
                                                                                                               =============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $8,912,388.

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        FINANCIAL HIGHLIGHTS


                                  NET GAIN
                                  (LOSS) ON                                                                      RATIO OF
                                 INVESTMENTS                        DIVIDENDS           NET               NET    EXPENSES
            NET ASSET               (BOTH               DIVIDENDS   FROM NET           ASSET            ASSETS,     TO
             VALUE,      NET      REALIZED   TOTAL FROM  FROM NET   REALIZED    TOTAL  VALUE,           END OF    AVERAGE
  PERIOD    BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT  GAINS ON   DISTRI- END OF   TOTAL   PERIOD      NET
  ENDED     OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME   INVESTMENTS BUTIONS PERIOD RETURN(2) (000'S)  ASSETS(3)
----------  --------- ---------- ----------- ---------- ---------- ----------- ------- ------ --------- -------- ---------
                                                                    CLASS A
-             -         -          -           -          -         -------
10/04/06*-
 12/31/06     $9.39     $0.38      $(0.22)     $ 0.16     $(0.15)   $     --   $(0.15) $9.40     1.75%  $ 14,165   1.45%(4)
12/31/07       9.40      0.56       (0.48)       0.08      (0.60)         --    (0.60)  8.88     0.84     89,077   1.45
12/31/08       8.88      0.49       (3.74)      (3.25)     (0.49)         --    (0.49)  5.14   (38.20)    25,546   1.45
12/31/09       5.14      0.32        2.72        3.04      (0.35)         --    (0.35)  7.83    60.63    103,932   1.45
12/31/10       7.83      0.34        0.46        0.80      (0.36)         --    (0.36)  8.27    10.33    255,026   1.45
                                                                    CLASS C
-             -         -          -           -          -         -------
12/31/06      $9.39     $0.59      $ 0.01      $ 0.60     $(0.59)   $     --   $(0.59) $9.40     6.54%  $176,743   1.75%
12/31/07       9.40      0.57       (0.52)       0.05      (0.58)         --    (0.58)  8.87     0.43    235,957   1.75
12/31/08       8.87      0.47       (3.74)      (3.27)     (0.46)         --    (0.46)  5.14   (38.31)    86,126   1.75
12/31/09       5.14      0.32        2.69        3.01      (0.33)         --    (0.33)  7.82    59.94    129,550   1.75
12/31/10       7.82      0.32        0.45        0.77      (0.33)         --    (0.33)  8.26    10.01    190,839   1.75

              RATIO OF
                 NET
             INVESTMENT
              INCOME TO
  PERIOD       AVERAGE    PORTFOLIO
  ENDED     NET ASSETS(3) TURNOVER
----------  ------------- ---------

-
10/04/06*-
 12/31/06       6.78%(4)     61%
12/31/07        6.58         91
12/31/08        6.05         32
12/31/09        4.94         74
12/31/10        4.34         41

-
12/31/06        6.26%        61%
12/31/07        6.24         91
12/31/08        5.89         32
12/31/09        4.88         74
12/31/10        4.03         41

--------
*  Inception date of class.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average daily net assets) (See Note 5):

                     12/31/06   12/31/07 12/31/08 12/31/09 12/31/10
                     --------   -------- -------- -------- --------
            Class A.   1.81%(4)   0.59%    0.65%    0.55%    0.38%
            Class C.   0.64       0.65     0.73     0.66     0.48

(4)Annualized

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO PROFILE -- DECEMBER 31, 2010 -- (UNAUDITED)

      INDUSTRY ALLOCATION*
      Media.......................................................  11.7%
      Repurchase Agreements.......................................   9.6
      Hotels, Restaurants & Leisure...............................   7.0
      Commercial Services & Supplies..............................   5.0
      Health Care Providers & Services............................   4.7
      Auto Components.............................................   3.9
      IT Services.................................................   3.8
      Chemicals...................................................   3.4
      Insurance...................................................   3.1
      Capital Markets.............................................   3.0
      Software....................................................   2.8
      Containers & Packaging......................................   2.8
      Registered Investment Companies.............................   2.7
      Specialty Retail............................................   2.7
      Industrial Conglomerates....................................   2.7
      Diversified Financial Services..............................   2.6
      Diversified Telecommunication Services......................   2.1
      Aerospace & Defense.........................................   2.0
      Semiconductors & Semiconductor Equipment....................   1.9
      Food Products...............................................   1.9
      Wireless Telecommunication Services.........................   1.8
      Oil, Gas & Consumable Fuels.................................   1.5
      Household Products..........................................   1.4
      Food & Staples Retailing....................................   1.3
      Consumer Finance............................................   1.3
      Energy Equipment & Services.................................   1.1
      Road & Rail.................................................   1.1
      Health Care Technology......................................   1.1
      Communications Equipment....................................   1.1
      Multiline Retail............................................   1.0
      Building Products...........................................   1.0
      Personal Products...........................................   1.0
      Multi Utilities.............................................   0.9
      Pharmaceuticals.............................................   0.9
      Internet & Catalog Retail...................................   0.8
      Airlines....................................................   0.8
      Machinery...................................................   0.8
      Health Care Equipment & Supplies............................   0.7
      Diversified Consumer Services...............................   0.7
      Distributors................................................   0.7
      Leisure Equipment & Products................................   0.6
      Industrial Power Producers & Energy Traders.................   0.6
      Biotechnology...............................................   0.6
      Real Estate Management & Development........................   0.5
      Automobiles.................................................   0.5
      Textiles, Apparel & Luxury Goods............................   0.5
      Marine......................................................   0.4
      Metals & Mining.............................................   0.4
      Electric Utilities..........................................   0.3
      Internet Software & Services................................   0.3
      Transportation Infrastructure...............................   0.3
      Electrical Equipment........................................   0.1
      Electronic Equipment, Instruments & Components..............   0.1
      Paper & Forest Products.....................................   0.1
                                                                   -----
                                                                   105.7%
                                                                   =====

      CREDIT QUALITY+#
      BBB.........................................................   0.5%
      BBB-........................................................   2.1
      BB+.........................................................   5.1
      BB..........................................................  11.2
      BB-.........................................................  23.5
      B+..........................................................  21.9
      B...........................................................  14.9
      B-..........................................................   9.2
      CCC+........................................................   2.5
      CCC.........................................................   0.7
      CCC-........................................................   1.5
      CC..........................................................   0.5
      D...........................................................   0.1
      Not Rated@..................................................   6.3
                                                                   -----
                                                                   100.0%
                                                                   =====

--------
*  Calculated as a percentage of net assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poor's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010

                                                 RATINGS/(1)/
                                                 (UNAUDITED)
                                                 ------------
                                                              INTEREST  MATURITY  PRINCIPAL    VALUE
       INDUSTRY DESCRIPTION             TYPE     MOODY'S S&P    RATE    DATE/(2)/  AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------------------------------
LOANS(3)(4) -- 91.6%
AEROSPACE & DEFENSE -- 2.0%
  TASC, Inc........................ BTL-A         Ba2     BB    5.50%   12/18/14  $  345,000 $   347,011
  TASC, Inc........................ BTL-B         Ba2     BB    5.75    12/18/14     759,000     766,589
  The SI Organization, Inc......... BTL-B         Ba3     B+    5.75    11/22/16   1,250,000   1,259,375
  Transdigm Group, Inc............. BTL-B         Ba2    BB-    5.00    12/06/16   2,105,000   2,129,340
  Wesco International, Inc......... 2nd Lien       B3     B-    6.02    03/29/14     688,000     682,410
  Wyle Laboratories, Inc........... BTL-B          B1     BB    7.75    03/16/16   3,293,738   3,306,090
                                                                                             -----------
                                                                                               8,490,815
                                                                                             -----------
AIRLINES -- 0.8%
  Delta Air Lines, Inc............. 2nd Lien       B2     B     3.54    04/30/14     965,000     937,106
  United Airlines, Inc............. Tranche B     Ba3    BB-    2.31    02/01/14   1,374,444   1,329,989
  US Airways Group, Inc............ BTL            B3     B+    2.79    03/23/14   1,440,000   1,300,051
                                                                                             -----------
                                                                                               3,567,146
                                                                                             -----------
AUTO COMPONENTS -- 3.9%
  Allison Transmission, Inc........ BTL-B          B2     B   3.02-3.04 08/07/14   2,342,798   2,293,990
  Federal Mogul Corp............... BTL-B         Ba3     B+  2.20-2.21 06/27/15   1,630,196   1,524,525
  Federal Mogul Corp............... BTL-C         Ba3     B+  2.20-2.21 06/27/15     831,733     777,819
  FleetPride Corp.................. BTL-B         Ba3    BB-    2.80    06/28/13     226,563     218,633
  Metaldyne Co. LLC................ BTL-B          B1     B+    7.75    10/16/16     942,638     959,134
  Remy International, Inc.......... BTL-B          B1     B+    6.25    12/17/16   2,025,000   2,043,984
  Tenneco, Inc..................... BTL-B         Ba1    BB+    5.05    06/03/16     995,000   1,003,084
  United Components, Inc........... Tranche D     Ba3     B     6.25    03/23/17   4,124,663   4,167,971
  Veyance Technologies, Inc........ 1st Lien       NR     NR    2.77    07/31/14   2,539,687   2,241,274
  Veyance Technologies, Inc........ Delayed Draw   NR     NR    2.77    07/31/14     363,750     321,009
  Viking Acquisition, Inc.......... BTL-B         Ba3     B+    6.00    11/05/16   1,735,000   1,741,506
                                                                                             -----------
                                                                                              17,292,929
                                                                                             -----------
AUTOMOBILES -- 0.5%
  Ford Motor Co.................... BTL-B         Baa3    BB  3.02-3.04 12/15/13   2,291,484   2,285,430
                                                                                             -----------
BIOTECHNOLOGY -- 0.6%
  Grifols SA....................... BTL-B         Ba3     BB    6.25    06/04/16   2,535,000   2,567,745
                                                                                             -----------
BUILDING PRODUCTS -- 1.0%
  Armstrong World Industries, Inc.. BTL-B          B1    BB-    5.00    05/23/17   1,675,000   1,690,703
  Brand Services, Inc.............. BTL            B1     B     2.56    02/07/14   1,834,081   1,772,181
  Brand Services, Inc.............. BTL-B2         B1     B     3.56    02/07/14     921,763     901,023
  PGT Industries, Inc.............. BTL-A2         NR     NR    7.25    02/14/12     182,927     180,183
                                                                                             -----------
                                                                                               4,544,090
                                                                                             -----------
CAPITAL MARKETS -- 3.0%
  BNY ConvergEX Group LLC.......... 1st Lien       NR     B+    5.25    12/16/16   3,940,000   3,972,832
  BNY ConvergEX Group LLC.......... 2nd Lien       NR     B-    8.75    12/16/17   2,075,000   2,076,728
  Nuveen Investments, Inc.......... BTL-B          B3     B   3.29-3.30 11/13/14   1,383,480   1,319,062
  Nuveen Investments, Inc.......... BTL            B3     B   3.29-3.30 05/13/17   1,616,520   1,582,169
  Pinafore LLC..................... BTL-B         Ba2     BB    6.25    09/21/16   2,466,554   2,504,213
  Tensar Earth Technologies, Inc... BTL-B          B3    CCC+   3.79    10/31/12     719,137     647,223
  TPF Generation Holdings LLC...... 2nd Lien       B3     B     4.55    12/15/14   1,500,000   1,380,938
                                                                                             -----------
                                                                                              13,483,165
                                                                                             -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                   RATINGS/(1)/
                                                   (UNAUDITED)
                                                   ------------
                                                                 INTEREST  MATURITY  PRINCIPAL    VALUE
         INDUSTRY DESCRIPTION              TYPE    MOODY'S S&P     RATE    DATE/(2)/  AMOUNT     (NOTE 2)
-----------------------------------------------------------------------------------------------------------
CHEMICALS -- 2.8%
  Brenntag AG.......................... BTL          NR     B+  3.76-4.23% 01/18/14  $   28,962 $    29,017
  Brenntag AG.......................... BTL-B2       NR     B+  3.76-3.79  01/18/14     166,444     166,756
  Chemtura Corp........................ BTL         Ba1     NR     5.50    08/27/16   1,890,000   1,911,263
  Cristal Inorganic Chemicals US, Inc.. 1st Lien     B1    BB-     2.55    05/15/14     881,152     872,708
  Hexion Specialty Chemicals, Inc...... BTL-C1       B1    CCC+    4.06    05/05/15     483,074     478,364
  Hexion Specialty Chemicals, Inc...... BTL-C2       B1    CCC+    4.06    05/05/15     214,470     212,379
  Huntsman International LLC........... BTL-B       Ba2    BB-  1.77-1.79  04/19/14   2,434,163   2,385,811
  Huntsman International LLC........... BTL-C       Ba2    BB-  2.51-2.52  06/30/16     264,918     262,600
  Ineos US Finance LLC................. BTL-B2       B1     B      7.50    12/16/13   1,399,433   1,446,664
  Ineos US Finance LLC................. BTL-C2       B1     B      8.00    12/16/14   1,590,673   1,644,358
  Momentive Performance................ BTL-B1      Ba3     B      2.56    12/04/13   1,976,863   1,928,810
  OMNOVA Solutions, Inc................ BTL-B       Ba2     B+     5.75    05/31/17     550,000     555,500
  Solutia, Inc......................... BTL-B       Ba1    BB-     4.50    03/17/17     754,570     760,465
                                                                                                -----------
                                                                                                 12,654,695
                                                                                                -----------
COMMERCIAL SERVICES & SUPPLIES -- 5.0%
  Altegrity, Inc....................... BTL-B        B1     B+     7.75    08/03/15   2,392,975   2,404,940
  ATI Schools.......................... BTL-B       Ba3     B      8.25    12/31/14     990,000     905,850
  Audio Visual Services Group, Inc..... 2/nd/ Lien   NR     NR     5.81    08/28/14   1,077,040     613,913
  AWAS................................. BTL-B       Ba2    BBB-    7.75    05/12/16   2,489,200   2,545,207
  Entegra Power Group LLC.............. 2/nd/ Lien   B3     B      2.79    04/19/14     278,361     266,821
  KAR Holding, Inc..................... BTL-B       Ba3     B+     3.02    10/19/13     938,504     934,750
  Key Safety Systems, Inc.............. 1/st/ Lien   NR     BB     2.52    03/08/14   1,443,206   1,349,397
  New Customer Services Cos., Inc...... BTL          B3     B-     9.50    03/23/17   1,750,000   1,739,063
  New Customer Services Cos., Inc...... BTL-B       Ba3     B+     6.00    03/23/16   2,828,571   2,817,082
  Quad Graphics, Inc................... BTL-B       Ba2    BB+     5.50    07/01/16   2,019,850   1,987,852
  Reynolds Group Holdings, Inc......... BTL          B1     BB     6.25    05/05/16   3,303,188   3,334,155
  Reynolds Group Holdings, Inc......... BTL-B       Ba3     BB     6.75    05/05/16   1,187,407   1,199,776
  Reynolds Group Holdings, Inc......... BTL-D       Ba3     BB     6.50    05/05/16   1,195,000   1,208,274
  ValleyCrest Cos...................... 1/st/ Lien   NR     NR     6.50    10/04/16     882,969     825,576
                                                                                                -----------
                                                                                                 22,132,656
                                                                                                -----------
COMMUNICATIONS EQUIPMENT -- 1.1%
  Aeroflex, Inc........................ BTL-B1      Ba3    BB-     4.31    08/15/14   1,891,059   1,878,058
  Airvana, Inc......................... BTL          B2     B+    11.00    08/26/14   1,053,167   1,058,213
  Sorenson Communications, Inc......... BTL-C        NR     NR     6.00    08/16/13   1,867,667   1,783,622
                                                                                                -----------
                                                                                                  4,719,893
                                                                                                -----------
CONSUMER FINANCE -- 1.3%
  Fifth Third Processing Solutions LLC. 2nd Lien     B2     B-     8.25    11/03/17     880,000     897,600
  Fifth Third Processing Solutions LLC. BTL-B       Ba3    BB-     5.50    11/03/16   5,040,000   5,087,880
                                                                                                -----------
                                                                                                  5,985,480
                                                                                                -----------
CONTAINERS & PACKAGING -- 2.8%
  Anchor Glass Container Corp.......... 1st Lien     B1    BB-     6.00    02/03/16   1,722,447   1,731,059
  Anchor Glass Container Corp.......... 2nd Lien     B3     B-    10.00    09/02/16     560,000     557,900
  Berry Plastics Corp.................. BTL-C        B1     B      2.28    04/03/15   1,976,923   1,869,922
  BWAY Corp............................ BTL-B       Ba3     B+  5.50-6.00  03/28/17   2,729,144   2,749,612
  BWAY Corp............................ BTL-C       Ba3     B+  5.50-6.00  03/28/17     255,857     257,776
  Consolidated Container Co............ 2nd Lien    Caa1   CCC+    5.75    09/28/14   1,250,000   1,056,250
  Graham Packaging Co. LP.............. BTL-D        B1     B+     6.00    09/23/16   1,795,500   1,818,692
  Graham Packaging Co. LP.............. BTL-C        B1     B+     6.75    04/05/14     734,306     742,960
  Smurfit-Stone Container Corp......... BTL          B2    BB+     6.75    06/30/16   1,467,625   1,494,409
                                                                                                -----------
                                                                                                 12,278,580
                                                                                                -----------
DISTRIBUTORS -- 0.7%
  CDW Corp............................. BTL-B        B2     B-     5.26    07/15/17   3,023,159   3,004,264
                                                                                                -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                                     RATINGS/(1)/
                                                                     (UNAUDITED)
                                                                     ------------
                                                                                  INTEREST  MATURITY  PRINCIPAL    VALUE
                 INDUSTRY DESCRIPTION                       TYPE     MOODY'S S&P    RATE    DATE/(2)/  AMOUNT     (NOTE 2)
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES -- 0.7%
  Vertrue, Inc......................................... BTL           Ba3     B     3.31%   08/18/14  $2,445,907 $ 2,097,365
  Vertrue, Inc......................................... 2nd Lien      Caa1   CCC+   7.31    08/14/15   1,490,000   1,195,725
                                                                                                                 -----------
                                                                                                                   3,293,090
                                                                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
  BLB Management Services, Inc......................... 1st Lien       NR    BB-    8.50    11/05/15     149,256     148,199
  Bridge Information Systems, Inc.+@# (5)(6)........... BTL-B          NR     NR    6.25    05/29/05     356,779           0
  BRSP LLC............................................. BTL            B2    BB-    7.50    06/17/14   1,949,504   1,964,125
  CIT Group, Inc....................................... BTL-A          B1     BB    6.25    08/11/15   2,486,836   2,540,199
  Fox Acquisition LLC.................................. BTL-B          B2     B     7.50    07/14/15     966,596     961,159
  Ocwen Financial Corp................................. BTL-B          B1     B     9.00    07/29/15   3,399,821   3,416,821
  Pinnacle Foods Group, Inc............................ BTL-B         Ba3     B+    2.76    04/02/14     958,955     942,397
  Securus Technologies, Inc............................ BTL-B          B1     B     8.00    10/30/14     903,175     914,465
  Universal City Apartment Holding..................... BTL-B         Ba2     B+    5.50    10/20/14     861,300     884,986
                                                                                                                 -----------
                                                                                                                  11,772,351
                                                                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.1%
  SAVVIS Communications Corp........................... BTL            B1     B     6.75    08/04/16   2,094,750   2,129,772
  Telcordia Technologies, Inc.......................... BTL-B          B1     B+    6.75    04/28/16   1,119,375   1,129,170
  U.S. TelePacific Corp................................ BTL            B2    CCC+   9.25    08/17/15     992,500   1,003,872
  Vonage Holdings Corp................................. BTL-B          B2     BB    9.75    12/14/15   3,980,000   3,970,050
  West Corp............................................ BTL-B2        Ba3    BB-  2.64-2.83 10/24/13     986,558     978,770
                                                                                                                 -----------
                                                                                                                   9,211,634
                                                                                                                 -----------
ELECTRIC UTILITIES -- 0.3%
  KGen Power Corp...................................... LOC            B1    BB-    0.15    02/08/14     375,000     360,000
  KGen Power Corp...................................... BTL            B1    BB-    2.06    02/08/14     417,998     401,278
  La Paloma Generating Co.............................. Delayed Draw   B3    CCC+   2.05    08/16/12      14,304      13,428
  La Paloma Generating Co.............................. LOC            B3    CCC+   2.01    08/16/12      32,787      30,779
  La Paloma Generating Co.............................. 1st Lien       B3    CCC+   2.05    08/16/12     179,603     168,603
  La Paloma Generating Co.............................. 2nd Lien      Caa2    CC    3.79    08/16/13     250,000     214,844
  Mach Gen LLC......................................... LOC           Ba3    BB-    2.30    02/22/13      88,760      82,713
                                                                                                                 -----------
                                                                                                                   1,271,645
                                                                                                                 -----------
ELECTRICAL EQUIPMENT -- 0.1%
  NSG Holdings II LLC.................................. LOC           Ba2     BB    1.80    06/15/14     102,041      98,852
  NSG Holdings II LLC.................................. BTL           Ba2     BB    1.80    06/15/14     377,069     365,285
                                                                                                                 -----------
                                                                                                                     464,137
                                                                                                                 -----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%
  X-Rite, Inc.......................................... 1st Lien       B1    BB-    6.25    10/24/12     483,697     480,523
                                                                                                                 -----------
ENERGY EQUIPMENT & SERVICES-1.1%
  Aquilex Holdings LLC................................. BTL-B         Ba3    BB-    5.50    04/01/16   1,596,350   1,593,688
  Big West Oil LLC..................................... BTL            B2     B+    7.00    04/04/16   1,125,000   1,139,063
  MEG Energy Corp...................................... BTL-D          B1    BBB-   6.00    04/03/16   2,226,837   2,233,796
                                                                                                                 -----------
                                                                                                                   4,966,547
                                                                                                                 -----------
FOOD & STAPLES RETAILING -- 1.3%
  Great Atlantic & Pacific Tea Co., Inc.(5)............ DIP            NR     NR    8.75    06/13/12   1,150,000   1,164,375
  Rite Aid Corp........................................ BTL-B2         B3     B+    2.02    06/04/14   2,969,504   2,949,089
  Smart & Final, Inc................................... 1st Lien       B3     B   5.01-5.59 05/31/16     944,802     921,181
  Smart & Final, Inc................................... 2nd Lien      Caa2   CCC    9.04    11/30/14   1,047,067     956,757
                                                                                                                 -----------
                                                                                                                   5,991,402
                                                                                                                 -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                         RATINGS/(1)/
                                                         (UNAUDITED)
                                                         -----------
                                                                      INTEREST  MATURITY  PRINCIPAL    VALUE
          INDUSTRY DESCRIPTION                 TYPE      MOODY'S  S&P   RATE    DATE/(2)/  AMOUNT     (NOTE 2)
----------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.9%
  Brickman Group Holdings, Inc........... BTL-B            B1     B+    7.25%   10/14/16  $2,090,000 $ 2,119,609
  Darling International, Inc............. BTL-B           Ba2     BB+   5.00    12/17/16   1,370,000   1,383,700
  Dole Food Co., Inc..................... BTL-B           Ba2     BB- 5.00-5.50 03/03/17     325,073     327,647
  Dole Food Co., Inc..................... BTL-C           Ba2     BB- 5.00-5.50 03/03/17     807,400     813,792
  Green Mountain Coffee Roasters, Inc.... BTL-B           Ba3     B+    5.50    12/17/16   1,665,000   1,670,897
  Michael Foods, Inc..................... BTL-B            B1     BB- 6.25-6.75 06/29/16   1,945,126   1,975,923
                                                                                                     -----------
                                                                                                       8,291,568
                                                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
  Butler Animal Health Supply LLC........ BTL-B            B1     BB-   5.50    12/31/15     683,100     686,516
  Gambro AB.............................. BTL-B            NR     NR    2.53    06/05/14     430,973     400,805
  Gambro AB.............................. BTL-C            NR     NR    3.28    06/05/15     430,973     400,805
  PTS Pharmaceuticals.................... BTL-B           Ba3     BB-   2.51    04/10/14   1,930,000   1,838,325
                                                                                                     -----------
                                                                                                       3,326,451
                                                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.7%
  Alliance HealthCare Services, Inc...... BTL-B           Ba3     BB-   5.50    06/01/16     331,650     332,376
  Community Health Systems, Inc.......... BTL             Ba3     BB    2.54    07/25/14     944,522     922,503
  Community Health Systems, Inc.......... BTL             Ba3     BB    2.54    07/25/14     833,629     832,006
  Community Health Systems, Inc.......... Delayed Draw    Ba3     BB    2.54    07/25/14      49,007      47,865
  DaVita, Inc............................ BTL-B           Ba2     NR    4.50    10/20/16   1,745,000   1,763,853
  HCA, Inc............................... BTL-B           Ba3     BB    2.55    11/17/13   1,000,000     999,792
  HealthSpring, Inc...................... BTL-B           Ba3     B+    6.00    10/22/16   3,700,000   3,663,000
  inVentiv Health, Inc................... BTL-B           Ba3     BB-   6.50    08/04/16     925,350     934,025
  Multiplan, Inc......................... BTL             Ba3      B    6.50    08/26/17   3,901,154   3,946,871
  Prime Healthcare Services, Inc......... BTL-B            B1     NR    7.25    04/28/15     992,500     965,206
  RehabCare Group, Inc................... BTL-B           Ba3     BB    6.00    11/24/15     424,050     427,018
  Renal Advantage Holdings, Inc.......... BTL-B           Ba3      B    5.75    12/17/16   2,665,000   2,680,825
  Team Health, Inc....................... BTL-B            B1     BB  2.28-2.30 11/23/12     237,500     232,898
  Universal Health Services, Inc......... BTL-B           Ba2     BB+   5.50    11/15/16   3,000,000   3,044,175
                                                                                                     -----------
                                                                                                      20,792,413
                                                                                                     -----------
HEALTH CARE TECHNOLOGY -- 1.1%
  IMS Health, Inc........................ BTL-B           Ba3     BB    5.25    02/26/16   2,698,404   2,732,134
  MedAssets, Inc......................... BTL             Ba3     BB-   5.25    11/16/16   2,000,000   2,012,916
                                                                                                     -----------
                                                                                                       4,745,050
                                                                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 6.7%
  24 Hour Fitness Worldwide, Inc......... BTL-B           Ba3     B+    6.75    04/22/16   2,736,250   2,652,110
  Burger King Corp....................... BTL-B           Ba3     BB-   6.25    10/19/16   3,725,000   3,783,870
  CCM Merger, Inc........................ BTL-B           Caa1    BB-   8.50    07/23/12   2,688,747   2,696,590
  Cedar Fair LP.......................... BTL-B           Ba2     BB-   5.50    12/15/16   2,343,667   2,371,707
  Denny's Corp........................... BTL-B            B1     B+    6.50    09/30/16   1,920,000   1,946,400
  DineEquity, Inc........................ BTL-B           Ba2     BB-   6.00    10/19/17   3,390,067   3,448,844
  Dunkin' Finance Corp................... BTL-B            B1     B+    5.75    11/19/17     760,000     770,064
  Golden Nugget, Inc..................... 1st Lien        Caa3    CC    3.27    06/30/14   1,264,731   1,029,174
  Golden Nugget, Inc..................... Delayed Draw    Caa3    CC    3.27    06/30/14     719,921     585,836
  Green Valley Ranch Gaming LLC+(7)...... 2nd Lien         Ca     NR    3.50    08/06/14   1,000,000      32,708
  Harrah's Operating Co., Inc............ BTL-B2          Caa1     B    3.29    01/28/15   2,000,000   1,813,750
  Isle of Capri Casinos, Inc............. BTL              B2     B+    5.00    11/25/13   1,089,102   1,091,280
  Isle of Capri Casinos, Inc............. Delayed Draw A   B2     B+    5.00    11/25/13     328,429     329,086
  Isle of Capri Casinos, Inc............. Delayed Draw B   B2     B+    5.00    11/25/13     435,641     436,512
  NPC International, Inc................. BTL             Ba3     B+  2.02-2.04 05/03/13   1,295,962   1,271,663
  Quizno's LLC........................... 1st Lien         NR     NR    5.01    05/05/13   2,001,572   1,788,905
  Six Flags Theme Parks, Inc............. BTL-B            B1     B+    5.50    06/30/16   2,720,000   2,748,900
  Travelport, Inc........................ Delayed Draw    Ba3      B    4.96    08/23/15     258,894     245,885
  Wendy's/Arby's Restaurants LLC......... BTL-B           Ba2     BB    5.00    05/24/17     995,000   1,001,094
                                                                                                     -----------
                                                                                                      30,044,378
                                                                                                     -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                                  RATINGS/(1)/
                                                                  (UNAUDITED)
                                                                  ------------
                                                                               INTEREST  MATURITY  PRINCIPAL    VALUE
               INDUSTRY DESCRIPTION                      TYPE     MOODY'S S&P    RATE    DATE/(2)/  AMOUNT     (NOTE 2)
-------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.4%
  Diversey, Inc..................................... BTL-B          Ba2   BB-    5.25%   11/24/15  $  986,603 $   995,852
  Huish Detergents, Inc............................. 1st Lien       Ba2    BB    2.02    04/26/14   1,930,000   1,848,566
  KIK Custom Products............................... BTL            B3    CCC+   2.56    05/24/14   2,045,920   1,759,492
  KIK Custom Products............................... CND TL         B3    CCC+   2.56    05/31/14     350,729     301,627
  Scotsman Industries, Inc.......................... BTL-B          B1     B+  5.75-6.50 04/30/16   1,492,500   1,504,627
                                                                                                              -----------
                                                                                                                6,410,164
                                                                                                              -----------
INDUSTRIAL CONGLOMERATES -- 2.7%
  Clopay Ames True Temper Holding Corp.............. BTL            B1    BB+    7.75    08/03/16   2,370,000   2,393,700
  Dresser, Inc...................................... 2nd Lien       B3     B-    6.03    05/04/15   3,000,000   3,001,875
  GenTek, Inc....................................... BTL            B1     B   6.75-7.25 10/06/15   2,942,625   2,972,051
  Harland Clarke Holdings Corp...................... BTL-B          NR     B+  2.76-2.80 06/30/14   2,961,676   2,684,019
  Sequa Corp........................................ BTL-B          B2     B-  3.54-3.56 12/03/14     999,706     970,548
                                                                                                              -----------
                                                                                                               12,022,193
                                                                                                              -----------
INDUSTRIAL POWER PRODUCERS & ENERGY TRADERS -- 0.6%
  New Development Holdings LLC...................... BTL-B          Ba3   BB-    7.00    07/01/17   2,665,681   2,714,205
                                                                                                              -----------
INSURANCE -- 3.1%
  Alliant Holdings, Inc............................. BTL-B          B2     B-    3.30    08/21/14     956,400     937,272
  Alliant Holdings, Inc............................. BTL-D          B2     B-    6.75    08/21/14   1,350,000   1,360,125
  Amwins Group, Inc................................. 1st Lien       B2     B-  2.80-2.81 06/08/13   1,898,650   1,789,478
  Asurion Corp...................................... BTL-B          Ba3    B+  3.26-3.29 07/07/14   2,947,576   2,804,341
  Asurion Corp...................................... BTL            Ba3    B+    6.75    03/31/15   2,970,000   2,981,933
  Hub International Holdings, Inc................... BTL            B2     B     2.80    06/13/14   2,365,196   2,300,894
  Hub International Holdings, Inc................... Delayed Draw   B2     B     2.80    06/13/14     531,657     517,203
  USI Holdings Corp................................. BTL-B          B2     B-    2.77    05/04/14     967,419     937,187
                                                                                                              -----------
                                                                                                               13,628,433
                                                                                                              -----------
INTERNET & CATALOG RETAIL -- 0.8%
  Affinion Group, Inc............................... BTL-B          Ba2   BB-    5.00    10/09/16   1,692,213   1,687,188
  SkillSoft Corp.................................... BTL            Ba3    BB    6.50    05/26/17   1,990,000   2,010,730
                                                                                                              -----------
                                                                                                                3,697,918
                                                                                                              -----------
INTERNET SOFTWARE & SERVICES -- 0.3%
  Skype Technologies SA............................. BTL            B1     B+    7.00    02/23/15   1,203,125   1,208,598
                                                                                                              -----------
IT SERVICES -- 3.8%
  DynCorp International, Inc........................ BTL-B          Ba1    BB    6.25    07/07/16   1,995,000   2,012,456
  Fidelity National Information Services, Inc....... BTL-B          Ba1   BBB-   5.25    07/18/16   3,062,325   3,104,738
  First Data Corp................................... BTL-B1         B1     B+    3.01    09/24/14   2,487,974   2,299,239
  First Data Corp................................... BTL-B2         B1     B+    3.01    09/24/14   2,384,365   2,203,490
  First Data Corp................................... BTL-B3         B1     B+    3.01    09/24/14     931,794     862,233
  iPayment, Inc..................................... BTL-B          B1     B-  2.26-2.30 03/31/13   1,639,716   1,590,524
  Sabre Holdings Corp............................... BTL-B          B1     B   2.26-2.29 09/30/14   1,429,789   1,335,571
  Sungard Data Systems, Inc......................... BTL-B          Ba3    BB    3.91    02/28/16     930,065     924,544
  TransFirst Holdings, Inc.......................... BTL-B          B2     B     3.06    06/15/14   2,899,837   2,671,475
                                                                                                              -----------
                                                                                                               17,004,270
                                                                                                              -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.6%
  Leslie's Poolmart, Inc............................ BTL-B          Ba3    B+    6.00    11/15/17   1,100,000   1,109,282
  SRAM LLC.......................................... BTL-B          Ba3   BB-  5.00-5.50 04/30/15   1,620,690   1,638,922
                                                                                                              -----------
                                                                                                                2,748,204
                                                                                                              -----------
MACHINERY -- 0.8%
  Bucyrus International, Inc........................ BTL-C          Ba2   BB+    4.25    02/19/16   1,477,700   1,485,635
  Gleason Corp...................................... BTL-B          NR     NR  2.00-2.06 06/23/13     874,561     855,977
  Manitowoc Co., Inc................................ BTL-B          Ba2    BB    8.00    11/07/14     281,767     284,819
  NACCO Materials Handling Group, Inc............... BTL            NR     NR  2.01-2.19 03/21/13     959,799     923,807
                                                                                                              -----------
                                                                                                                3,550,238
                                                                                                              -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                            RATINGS/(1)/
                                                            (UNAUDITED)
                                                            ------------
                                                                          INTEREST  MATURITY  PRINCIPAL    VALUE
            INDUSTRY DESCRIPTION                   TYPE     MOODY'S S&P     RATE    DATE/(2)/  AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------------------------------------------
MARINE -- 0.4%
  Dockwise Transport BV....................... BTL-B          NR     NR  2.04-2.05% 04/01/15  $  185,246 $   172,742
  Dockwise Transport BV....................... BTL-B2         NR     NR     2.05    04/01/15     379,013     353,430
  Dockwise Transport BV....................... BTL-C          NR     NR     2.91    04/01/16     155,275     144,794
  Dockwise Transport BV....................... BTL-C2         NR     NR     2.93    04/01/16     379,013     353,430
  Dockwise Transport BV....................... BTL-D          NR     NR     4.80    07/12/16     241,913     219,233
  Dockwise Transport BV....................... BTL-D2         NR     NR     4.79    07/12/16     483,825     438,466
                                                                                                         -----------
                                                                                                           1,682,095
                                                                                                         -----------
MEDIA -- 10.9%
  Advanstar Communications, Inc............... 1st Lien      Caa2    B-     2.55    05/31/14   1,932,418   1,628,063
  Bresnan Communications, Inc................. BTL-B         Ba3    BB+     4.50    12/14/17   1,230,000   1,239,225
  Caribe Information Investment, Inc.......... BTL-B          B3    CCC- 2.54-2.56  03/31/13   1,610,481   1,038,760
  Carmike Cinemas, Inc........................ BTL            B1     B-     5.50    01/27/16   1,451,661   1,459,698
  Century -- TCI California LP+@#(5).......... Revolver       NR     NR     6.50    12/31/07      10,000           0
  Cequel Communications LLC................... BTL           Ba3    BB-     2.27    11/05/13   1,651,933   1,638,764
  Cinram International, Inc................... BTL-B         Caa1   CCC+    2.27    05/06/11     763,058     602,053
  Cumulus Media, Inc.......................... BTL           Caa1    B-     4.01    06/11/14   1,583,346   1,492,304
  Fender Musical Instruments Corp............. Delayed Draw   B2     B      2.54    06/07/14     286,634     267,286
  Fender Musical Instruments Corp............. BTL-B          B2     B      2.52    06/07/14     567,382     529,084
  Formula One Holdings........................ BTL-B1         NR     NR     2.71    12/31/13   1,120,285   1,066,897
  Formula One Holdings........................ BTL-B2         NR     NR     2.71    12/31/13     756,721     720,659
  Formula One Holdings........................ BTL-D2         NR     NR     3.96    06/30/14   1,500,000   1,369,062
  GateHouse Media Operating, Inc.............. Delayed Draw   Ca    CCC-    2.27    08/28/14     813,503     322,961
  GateHouse Media Operating, Inc.............. BTL-B          Ca    CCC-    2.27    08/28/14   3,178,085   1,261,700
  GateHouse Media Operating, Inc.............. BTL-C          Ca    CCC-    2.52    08/28/14     997,897     396,165
  Getty Images, Inc........................... BTL-B         Ba3    BB-     5.25    11/04/16   2,279,288   2,301,795
  Gray Television, Inc........................ BTL-B          B2     B   3.77-5.75  12/31/14   1,460,807   1,430,982
  Hicks Sports Group+(5)(7)................... BTL-B          NR     NR     6.75    06/22/11   1,760,758     783,537
  HIT Entertainment, Ltd...................... BTL            B2    CCC+    5.54    06/01/12     891,676     877,465
  HIT Entertainment, Ltd...................... 2nd Lien      Caa3   CCC-    5.79    02/05/13   1,000,000     845,000
  Idearc, Inc................................. BTL-B          B3     B-    11.00    12/31/15     681,102     469,393
  Interactive Data Corp....................... BTL-B         Ba3     B+     6.75    01/29/17   3,034,750   3,082,156
  Knology, Inc................................ BTL-B          B1     B+     5.50    10/15/16     900,000     907,172
  Local Insight Regatta Holdings, Inc.+(5)(7). BTL            NR     D      7.75    04/23/15     696,017     252,306
  Mediacom Broadband LLC...................... BTL-F         Ba3    BB-     4.50    10/23/17   2,741,225   2,708,103
  Mediacom LLC................................ BTL-D         Ba3    BB-     5.50    03/31/17     952,938     916,004
  Mediacom LLC................................ BTL-E         Ba3    BB-     4.50    10/23/17   2,741,225   2,689,827
  Mission Broadcasting, Inc................... BTL           Ba3    BB-     5.00    09/30/16     388,050     388,050
  NextMedia Operating, Inc.................... BTL-B          B3     B+     8.25    05/21/16   2,922,913   2,935,092
  Nextstar Broadcasting, Inc.................. BTL-B         Ba3    BB-  5.00-6.25  09/30/16     606,950     606,950
  Nielsen Finance LLC......................... BTL           Ba3    BB-     2.26    08/09/13   1,248,419   1,236,158
  Sinclair Television Group, Inc.............. BTL-B         Baa3    BB     5.50    10/29/15   1,448,182   1,468,396
  Spanish Broadcasting Systems, Inc........... 1st Lien      Caa1    B-     2.06    06/10/12     942,500     903,033
  Tribune Co.+(5)(7).......................... BTL-B          NR     NR     6.50    06/04/14   3,925,075   2,635,409
  Univision Communications, Inc............... BTL-B          B2     B      4.51    10/25/17   3,527,597   3,360,036
  WideOpenWest Finance LLC.................... BTL            B1     B-  2.76-4.75  06/27/14     977,547     907,082
  WideOpenWest Finance LLC.................... BTL-B          B1     B-  6.76-8.75  06/27/14   1,481,320   1,453,545
  Yell Group, Ltd............................. BTL-B          NR     NR     4.01    07/31/14     804,056     384,741
                                                                                                         -----------
                                                                                                          48,574,913
                                                                                                         -----------
METALS & MINING -- 0.4%
  Novelis, Inc................................ BTL           Ba2    BB-     5.25    11/29/16   1,600,000   1,623,000
                                                                                                         -----------
MULTI UTILITIES -- 0.9%
  Texas Competitive Electric Holdings Co. LLC. BTL-B1         B2     B-     3.76    10/10/14   1,964,467   1,522,350
  Texas Competitive Electric Holdings Co. LLC. BTL-B2         B2     B-     3.76    10/10/14   3,498,648   2,710,060
                                                                                                         -----------
                                                                                                           4,232,410
                                                                                                         -----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                               RATINGS/(1)/
                                                               (UNAUDITED)
                                                               ------------
                                                                            INTEREST  MATURITY  PRINCIPAL    VALUE
              INDUSTRY DESCRIPTION                    TYPE     MOODY'S S&P    RATE    DATE/(2)/  AMOUNT     (NOTE 2)
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.0%
  Neiman Marcus Group, Inc....................... BTL-B          B2    BB-    4.30%   04/06/16  $2,123,459 $2,105,544
  RGIS LLC....................................... BTL-B          B1     B   2.75-2.80 04/30/14     848,650    793,488
  RGIS LLC....................................... Delayed Draw   B1     B     2.80    04/30/14      42,432     39,674
  Savers, Inc.................................... BTL-B         Ba3     B+    5.75    03/11/16   1,667,400  1,673,653
                                                                                                           ----------
                                                                                                            4,612,359
                                                                                                           ----------
OIL, GAS & CONSUMABLE FUELS -- 1.4%
  Alon USA, Inc. (Edgington Facility)............ BTL            B1     B+    2.54    08/02/13      26,527     20,426
  Alon USA, Inc. (Paramount Facility)............ BTL            B1     B+  2.25-2.51 08/02/13     212,222    163,411
  Great Point Power LLC.......................... BTL           Ba1    BB+    5.50    06/04/17   1,652,891  1,655,990
  NE Energy, Inc................................. 2nd Lien       B3    CCC+   4.81    05/01/14     250,000    232,500
  Pilot Travel Centers LLC....................... BTL-B         Ba2    BBB-   5.25    06/30/16     830,439    844,142
  Venoco, Inc.................................... 2nd Lien       B3    BB-    4.31    05/08/14   3,288,534  3,157,677
                                                                                                           ----------
                                                                                                            6,074,146
                                                                                                           ----------
PAPER & FOREST PRODUCTS -- 0.1%
  MMGS Packaging Acquisition..................... 2nd Lien      Caa3    CC    5.81    03/07/15     500,000    380,000
                                                                                                           ----------
PERSONAL PRODUCTS -- 1.0%
  NBTY, Inc...................................... BTL-B         Ba3    BB-    6.25    07/14/17   2,730,000  2,772,077
  Revlon, Inc.................................... BTL-B         Ba3    BB-    6.00    03/11/15   1,488,750  1,496,310
                                                                                                           ----------
                                                                                                            4,268,387
                                                                                                           ----------
PHARMACEUTICALS -- 0.9%
  ConvaTec, Inc.................................. BTL           Ba3     B+    5.75    12/01/16   1,620,000  1,641,749
  Harvard Drug Group LLC......................... BTL-B          B1     B+    6.50    04/05/16     731,923    713,625
  Harvard Drug Group LLC......................... Delayed Draw   B1     B+    6.50    04/05/16     100,639     98,123
  Warner Chilcott PLC............................ BTL-A         Ba3     BB    6.00    10/31/14     399,661    401,035
  Warner Chilcott PLC............................ BTL-B3        Ba3     BB    6.50    02/20/16     722,908    730,756
  Warner Chilcott PLC............................ Tranche B1    Ba3     BB    6.25    04/30/15     197,781    199,316
  Warner Chilcott PLC............................ Tranche B2    Ba3     BB    6.25    04/30/15     329,341    331,897
                                                                                                           ----------
                                                                                                            4,116,501
                                                                                                           ----------
PROFESSIONAL SERVICES -- 0.0%
  Bankruptcy Management Solutions, Inc........... 2nd Lien       NR     NR    8.26    09/29/15     121,744      9,740
                                                                                                           ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
  Realogy Corp................................... CLTL           B1    CCC-   3.26    10/10/13     311,264    292,765
  Realogy Corp................................... BTL            B1    CCC-   3.29    10/10/13   2,285,041  2,149,225
                                                                                                           ----------
                                                                                                            2,441,990
                                                                                                           ----------
ROAD & RAIL -- 1.1%
  Cardinal Logistics Management, Inc.@#.......... 2nd Lien       NR     NR    15.50   03/23/14   1,064,714     53,236
  NES Rentals Holdings........................... 2nd Lien      Caa2   CCC+   10.00   07/20/13     798,142    708,351
  NES Tanks...................................... 2nd Lien      Caa2    B-    4.04    04/07/14     500,000    422,500
  Rental Service Corp............................ 2nd Lien      Caa1    B-    3.80    11/30/13   1,638,949  1,605,351
  Swift Transportation Co., Inc.................. BTL-B          B1    BB-    6.00    12/21/16   2,135,000  2,140,604
                                                                                                           ----------
                                                                                                            4,930,042
                                                                                                           ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.9%
  Freescale Semiconductor, Inc................... BTL            B2     B-    4.51    12/01/16   3,376,712  3,279,631
  Intersil Corp.................................. BTL-B         Ba2    BB+    4.75    04/27/16   3,980,000  4,015,820
  Microsemi Corp................................. BTL-B         Ba1    BB+    5.00    11/02/17   1,080,000  1,093,500
                                                                                                           ----------
                                                                                                            8,388,951
                                                                                                           ----------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                          RATINGS/(1)/
                                                          (UNAUDITED)
                                                          ------------
                                                                       INTEREST  MATURITY    PRINCIPAL      VALUE
           INDUSTRY DESCRIPTION                  TYPE     MOODY'S S&P    RATE    DATE/(2)/ AMOUNT/SHARES   (NOTE 2)
---------------------------------------------------------------------------------------------------------------------
SOFTWARE -- 2.8%
  Infor Global Solutions.................... BTL            NR     NR    6.02%   07/28/15   $  629,214   $    602,630
  Infor Global Solutions.................... Delayed Draw   B1     B+    6.02    07/28/15      328,286        313,923
  IPC Systems, Inc.......................... 2nd Lien      Caa2   CCC    5.55    05/31/15    1,000,000        870,000
  Open Solutions, Inc....................... BTL-B          B1    BB-    2.42    01/23/14    2,580,769      2,190,427
  Reynolds & Reynolds Co.................... BTL-B         Ba3    BB-    5.25    04/01/17    2,191,786      2,209,936
  Sensata Technologies BV................... BTL-B          B1     BB    2.04    04/27/13    1,296,234      1,268,041
  Verint Systems, Inc....................... BTL            B1    BB-    5.25    05/25/14    3,051,363      3,049,456
  Vertafore, Inc............................ BTL-B          B1     B+    6.75    07/29/16    2,119,350      2,132,596
                                                                                                         ------------
                                                                                                           12,637,009
                                                                                                         ------------
SPECIALTY RETAIL -- 2.7%
  Bass Pro Group LLC........................ BTL-B          B1    BB-  5.00-5.75 04/09/15    1,468,900      1,477,154
  Gymboree Corp............................. BTL            B1     B+    5.50    11/23/17    1,722,000      1,733,031
  Michaels Stores, Inc...................... BTL-B          B2     B+    2.56    10/31/13    2,118,202      2,066,698
  Michaels Stores, Inc...................... BTL-B2         B2     B+    4.81    07/31/16    1,542,310      1,544,652
  National Bedding Co....................... 1st Lien       NR     BB    2.31    11/28/13    1,146,505      1,140,773
  National Bedding Co....................... 2nd Lien       NR    CCC+   5.31    02/28/14    1,000,000        975,000
  Petco Animal Supplies, Inc................ BTL-B          B1     B     6.00    11/24/17    3,070,000      3,094,695
                                                                                                         ------------
                                                                                                           12,032,003
                                                                                                         ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
  Phillips-Van Heusen Corp.................. BTL-B         Ba2    BBB    4.75    05/06/16    2,173,281      2,205,194
                                                                                                         ------------
TRANSPORTATION INFRASTRUCTURE -- 0.3%
  Central Parking Corp...................... 1st Lien      Ba3    CCC    2.56    05/22/14    1,036,435        818,783
  Central Parking Corp...................... LOC           Ba3    CCC    2.56    05/22/14      379,310        299,655
                                                                                                         ------------
                                                                                                            1,118,438
                                                                                                         ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
  Intelstat Jackson Holdings, Ltd........... BTL            B1    BB-    5.25    04/03/18    4,000,000      4,044,272
  Syniverse Technologies, Inc............... BTL-B          B1    BB-    5.25    12/15/17    4,000,000      4,055,000
                                                                                                         ------------
                                                                                                            8,099,272
                                                                                                         ------------
  TOTAL LOANS (cost $414,086,623).......................................................                  408,068,750
                                                                                                         ------------
CONVERTIBLE BONDS & NOTES -- 0.0%
CHEMICALS -- 0.0%
  Wellman, Inc.@#(9) (cost $1,014,538)...... Bond           NR     NR    5.00    01/29/19       98,207              0
                                                                                                         ------------
COMMON STOCK -- 1.7%
CHEMICALS -- 0.6%
  LyondellBasell Industries, Class A+...................................................        79,944      2,750,074
                                                                                                         ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
  Bankruptcy Management Solutions, Inc.(8)+@#...........................................         1,360              0
  BLB Management Services, Inc.+........................................................         5,141         41,128
                                                                                                         ------------
                                                                                                               41,128
                                                                                                         ------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
  MGM Holdings, Inc.(8)+#@..............................................................        52,273      1,176,143
                                                                                                         ------------
MEDIA -- 0.8%
  Citadel Broadcasting Corp.+...........................................................       128,107      3,747,130
                                                                                                         ------------
  TOTAL COMMON STOCK (cost $6,261,130)..................................................                    7,714,475
                                                                                                         ------------
MEMBERSHIP INTEREST -- 0.1%
MEDIA -- 0.0%
  Advanstar Communications, Inc.+@(8)...................................................        12,608        126,080
  NextMedia Operating, Inc.+@#(8).......................................................         7,916         78,701
                                                                                                         ------------
                                                                                                              204,781
                                                                                                         ------------

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                                             SHARES/PRINCIPAL    VALUE
               INDUSTRY DESCRIPTION                               AMOUNT        (NOTE 2)
-------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 0.1%
  Vitruvian Exploration LLC+@.............................          23,875    $    247,702
                                                                              ------------
  TOTAL MEMBERSHIP INTEREST (cost $2,506,366).............                         452,483
                                                                              ------------
RIGHTS -- 0.0%
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
  BLB Management Services, Inc.
   Expires 11/05/17+@#
   (cost $250,000)........................................             250               0
                                                                              ------------
WARRANTS -- 0.0%
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
  Bankruptcy Management Solutions, Inc.
   Expires 10/01/17
   (Strike Price $30.00)(8)+@
   (cost $0)..............................................             126               0
                                                                              ------------
  TOTAL LONG-TERM INVESTMENT SECURITIES (cost $424,118,657)                    416,235,708
                                                                              ------------
SHORT-TERM INVESTMENT SECURITIES -- 2.7%
REGISTERED INVESTMENT COMPANIES -- 2.7%
  SSgA Money Market Fund
   (cost $12,164,803).....................................      12,164,803      12,164,803
                                                                              ------------
REPURCHASE AGREEMENTS -- 9.6%
  Bank of America Securities Joint Repurchase Agreement(10)    $20,310,000      20,310,000
  UBS Securities LLC Joint Repurchase Agreement(10).......      22,610,000      22,610,000
                                                                              ------------
  TOTAL REPURCHASE AGREEMENTS (cost $42,920,000)..........                      42,920,000
                                                                              ------------
TOTAL INVESTMENTS
  (cost $479,203,460)(11).................................           105.7%    471,320,511
LIABILITIES IN EXCESS OF OTHER ASSETS.......................          (5.7)%   (25,455,347)
                                                               -----------    ------------
NET ASSETS..................................................         100.0%   $445,865,164
                                                               ===========    ============

--------
BTL  Bank Term Loan
CLTL Credit Linked Term Loan
CNDTLCanadian Term Loan
DIP  Debtor in Possession
LOC  Letter of Credit
NR   Security is not rated.
+    Non-income producing security
@ Illiquid security. At December 31, 2010, the aggregate value of these securities was $1,681,862, representing 0.4% of net assets.
# Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(1) Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered below investment grade. Ratings provided are as of December 31, 2010.
(2) Based on the stated maturity, the weighted average to maturity of the loans held in the portfolio will be approximately 53 months. Loans in the Fund's portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(3) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan
(4) All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
(5)  Company has filed for Chapter 11 bankruptcy protection.
(6) Loan is in default and did not pay principal at maturity. Final outcome of Chapter 11 bankruptcy still to be determined.
(7)  Loan is in default.
(8) Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable,

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

     lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of December 31, 2010, the Fund held the following restricted securities:

                                                                                                           VALUE AS
                                                      ACQUISITION        ACQUISITION              VALUE     A % OF
NAME                                                     DATE     SHARES    COST       VALUE    PER SHARE NET ASSETS
----                                                  ----------- ------ ----------- ---------- --------- ----------
Advanstar Communications, Inc. Membership Interests..  11/24/09   12,608 $1,000,000  $  126,080  $10.00      0.03%
Bankruptcy Management Solutions, Inc. Common Stock...  11/12/10    1,360          0           0    0.00      0.00
Bankruptcy Management Solutions, Inc. Warrants.......  11/12/10      126          0           0    0.00      0.00
MGM Holdings, Inc. Common Stock......................  12/30/10   52,273  2,887,500   1,176,143   22.50      0.26
NextMedia Operating, Inc. Membership Interests.......  06/16/10    7,916    506,366      78,701    9.94      0.02
                                                                                     ----------              ----
                                                                                     $1,380,924              0.31%
                                                                                     ==========              ====

(9) PIK ("Payment-in-Kind") security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stock.
(10)See Note 2 for details of the Joint Repurchase Agreement.
(11)See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2010 (see Note 2):

                                                    LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFCANT
                                                       QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS    TOTAL
                                                    ------------------- ----------------- ------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Loans:
   Aerospace & Defense.............................         $--            $ 2,476,351        $ 6,014,464     $ 8,490,815
   Airlines........................................          --              3,567,146                 --       3,567,146
   Auto Components.................................          --             11,326,588          5,966,341      17,292,929
   Automobiles.....................................          --              2,285,430                 --       2,285,430
   Biotechnology...................................          --              2,567,745                 --       2,567,745
   Building Products...............................          --              1,690,703          2,853,387       4,544,090
   Capital Markets.................................          --             12,835,942            647,223      13,483,165
   Chemicals.......................................          --             11,903,422            751,273      12,654,695
   Commercial Services & Supplies..................          --             16,032,980          6,099,676      22,132,656
   Communications Equipment........................          --              2,841,835          1,878,058       4,719,893
   Consumer Finance................................          --              5,985,480                 --       5,985,480
   Containers & Packaging..........................          --              5,925,983          6,352,597      12,278,580
   Distributors....................................          --              3,004,264                 --       3,004,264
   Diversified Consumer Services...................          --                     --          3,293,090       3,293,090
   Diversified Financial Services..................          --              5,476,940          6,295,411      11,772,351
   Diversified Telecommunication Services..........          --              5,241,584          3,970,050       9,211,634
   Electric Utilities..............................          --                297,557            974,088       1,271,645
   Electrical Equipment............................          --                     --            464,137         464,137
   Electronic Equipment, Instruments & Components..          --                480,523                 --         480,523
   Energy Equipment & Services.....................          --              3,827,484          1,139,063       4,966,547
   Food & Staples Retailing........................          --              2,949,089          3,042,313       5,991,402
   Food Products...................................          --              8,291,568                 --       8,291,568
   Health Care Equipment & Supplies................          --              2,639,935            686,516       3,326,451
   Health Care Providers & Services................          --             13,250,484          7,541,929      20,792,413
   Health Care Technology..........................          --              4,745,050                 --       4,745,050
   Hotels, Restaurants & Leisure...................          --             24,077,415          5,966,963      30,044,378
   Household Products..............................          --              3,909,685          2,500,479       6,410,164
   Industrial Conglomerates........................          --              9,628,493          2,393,700      12,022,193
   Industrial Power Producers & Energy Traders.....          --              2,714,205                 --       2,714,205
   Insurance.......................................          --              9,541,558          4,086,875      13,628,433
   Internet & Catalog Retail.......................          --              3,697,918                 --       3,697,918
   Internet Software & Services....................          --              1,208,598                 --       1,208,598
   IT Services.....................................          --             12,742,271          4,261,999      17,004,270
   Leisure Equipment & Products....................          --                     --          2,748,204       2,748,204
   Machinery.......................................          --              1,770,454          1,779,784       3,550,238
   Marine..........................................          --              1,024,396            657,699       1,682,095
   Media...........................................          --             38,344,811         10,230,102      48,574,913
   Metals & Mining.................................          --              1,623,000                 --       1,623,000

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                              LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFCANT
                                                 QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS    TOTAL
                                              ------------------- ----------------- ------------------- ------------
   Multi Utilities...........................     $       --        $  4,232,410       $         --     $  4,232,410
   Multiline Retail..........................             --           2,105,544          2,506,815        4,612,359
   Oil, Gas & Consumable Fuels...............             --           4,001,819          2,072,327        6,074,146
   Paper & Forest Products...................             --                  --            380,000          380,000
   Personal Products.........................             --           4,268,387                 --        4,268,387
   Pharmaceuticals...........................             --           3,304,753            811,748        4,116,501
   Professional Services.....................             --                  --              9,740            9,740
   Real Estate Management & Development......             --           2,441,990                 --        2,441,990
   Road & Rail...............................             --           3,745,955          1,184,087        4,930,042
   Semiconductors & Semiconductor Equipment..             --           8,388,951                 --        8,388,951
   Software..................................             --           8,403,630          4,233,379       12,637,009
   Specialty Retail..........................             --           9,916,230          2,115,773       12,032,003
   Textiles, Apparel & Luxury Goods..........             --           2,205,194                 --        2,205,194
   Transportation Infrastructure.............             --                  --          1,118,438        1,118,438
   Wireless Telecommunication Services.......             --           4,044,272          4,055,000        8,099,272
  Convertible Bonds & Notes..................             --                  --                  0                0
  Common Stock...............................      6,497,204                  --          1,217,271        7,714,475
  Membership Interest........................             --                  --            452,483          452,483
  Rights.....................................             --                  --                  0                0
  Warrants...................................             --                  --                  0                0
Short-Term Investments:
  Registered Investment Companies............             --          12,164,803                 --       12,164,803
Repurchase Agreements........................             --          42,920,000                 --       42,920,000
                                                  ----------        ------------       ------------     ------------
TOTAL........................................     $6,497,204        $352,070,825       $112,752,482     $471,320,511
                                                  ==========        ============       ============     ============

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                                    CONVERTIBLE     COMMON    MEMBERSHIP
                                                         LOANS     BONDS & NOTES    STOCK      INTEREST    RIGHTS   WARRANTS
                                                     ------------  ------------- -----------  ---------- ---------  --------
Balance as of 12/31/2009............................ $ 59,572,240    $  1,869    $   125,195  $ 301,991  $      --    $--
Accrued discounts/premiums..........................      454,452      81,376             --         --         --     --
Realized gain/(loss)................................   (1,017,907)         --       (120,132)        --         --     --
Change in unrealized appreciation(depreciation) (1).    5,554,382     (87,988)    (1,582,218)  (355,873)  (250,000)    --
Purchases...........................................   73,288,306       4,743      2,923,428    506,365    250,000      0
(Sales).............................................  (28,348,835)         --       (129,002)        --         --     --
Transfers into Level 3#.............................   14,905,015          --             --         --         --     --
Transfers (out) of Level 3#.........................  (13,324,925)         --             --         --         --     --
                                                     ------------    --------    -----------  ---------  ---------    ---
Balance as of 12/31/2010............................ $111,082,728    $      0    $ 1,217,271  $ 452,483  $       0    $ 0
                                                     ============    ========    ===========  =========  =========    ===

                                                         TOTAL
                                                     ------------
Balance as of 12/31/2009............................ $ 60,001,295
Accrued discounts/premiums..........................      535,828
Realized gain/(loss)................................   (1,138,039)
Change in unrealized appreciation(depreciation) (1).    3,528,303
Purchases...........................................   76,722,842
(Sales).............................................  (28,477,837)
Transfers into Level 3#.............................   14,905,015
Transfers (out) of Level 3#.........................  (13,324,925)
                                                     ------------
Balance as of 12/31/2010............................ $112,752,482
                                                     ============

# The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.
(1) The total change in unrealized appreciation(depreciation) included in the statement of operations attributable to level 3 investments still held at December 31, 2010 includes:

                  CONVERTIBLE     COMMON    MEMBERSHIP
       LOANS     BONDS & NOTES    STOCK      INTEREST    RIGHTS   WARRANTS
     ----------  ------------- -----------  ---------- ---------  --------
     $2,784,158    $(87,988)   $(1,706,158) $(355,873) $(250,000)   $--
     ==========    ========    ===========  =========  =========    ===

See Notes to Financial Statements

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010

Note 1. Organization of the Fund

   SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The Fund was organized as a Maryland corporation in 1998 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Fund's investment goal and principal investment techniques are to provide a high level of current income as is consistent with the preservation of capital by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase investment grade fixed income debt securities and money market instruments.

   Prior to October 4, 2006, the Fund operated as a closed-end investment management company. On October 4, 2006, the Fund converted from a closed-end investment management company into an open-end investment management company. Concurrently with the conversion, the Class A shares were redesignated as Class Q shares and a new class of shares designated as Class A commenced offering.

   The Fund offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. Class C shares are offered for sale at net asset value without a front-end sales charge, although a CDSC may be imposed on redemptions made within 12 months of purchase. The share classes differ in their respective distribution and service maintenance fees. All classes have equal rights to assets and voting privileges except as may otherwise be provided in the Fund's registration statement.

   Effective as of the close of business on June 26, 2009 (the "Liquidation Date"), the Fund liquidated its Class B, Class D and Class Q shares, as well as those Class C shares purchased before August 18, 1999 ("Old Class C Shares"), including those shares purchased through the reinvestment of dividends and distributions paid on Old Class C Shares and held in a separate sub-account, as described in the Fund's Prospectus, that were eligible for conversion to Class Q shares. Any shares outstanding as of the Liquidation Date were automatically redeemed by the Fund on that date and shareholders received proceeds equal to the net asset value of their shares.

   INDEMNIFICATIONS: The Fund's organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

   SECURITY VALUATION: The investments by the Fund in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors (the "Board"). Under the Fund's current guidelines, Loans for which an active

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

   secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered, (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, and period until the next interest rate reset and maturity.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60 day, are amortized to maturity based on the value determined on the 61st day.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for the Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for the Loans may be more difficult than obtaining valuations for more actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

   The various inputs that may be used to determine the value of the Fund's investments are summarized into three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities

   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indicies, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


   The summary of the inputs used to value the Fund's net assets as of December 31, 2010 are reported on a schedule following the Portfolio of Investments.

   REPURCHASE AGREEMENTS: The Fund, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of December 31, 2010, the Fund held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                                          PERCENTAGE
                                          OWNERSHIP  PRINCIPAL AMOUNT
           -                              ---------- ----------------
           Senior Floating Rate Fund.....   18.14%     $20,310,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America Securities LLC, dated December 31, 2010, bearing interest at a rate of 0.10% per annum, with a principal amount of $111,950,000, a repurchase price of $111,950,933, and a maturity date of January 3, 2011. The repurchase agreement is collateralized by the following:

                                  INTEREST MATURITY  PRINCIPAL      MARKET
   TYPE OF COLLATERAL               RATE     DATE     AMOUNT        VALUE
   ------------------             -------- -------- ------------ ------------
   U.S. Treasury Notes...........   1.38%  09/15/12 $112,139,000 $114,294,365

   As of December 31, 2010, the Fund held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                                          PERCENTAGE
                                          OWNERSHIP  PRINCIPAL AMOUNT
                                          ---------- ----------------
           Senior Floating Rate Fund.....   18.13%     $22,610,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated December 31, 2010, bearing interest at a rate of 0.20% per annum, with a principal amount of $124,685,000, a repurchase price of $124,687,078 and a maturity date of January 3, 2011. The repurchase agreement is collateralized by the following:

                                  INTEREST MATURITY  PRINCIPAL      MARKET
   TYPE OF COLLATERAL               RATE     DATE     AMOUNT        VALUE
   ------------------             -------- -------- ------------ ------------
   U.S. Treasury Notes...........   3.38%  11/15/19 $124,331,100 $127,758,898

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts. Facility fees received, which were $3,142,685 for the year ended

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

   December 31, 2010, are accreted to income over the life of the Loans. Other income, including amendment fees, commitment fees, letter of credit fees, etc., which were $1,177,007 for the year ended December 31, 2010, are recorded as income when received or contractually due to the Fund.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class). Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Fund records dividends and distributions to the shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected by the reclassifications.

   The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. The Fund files U.S. Federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state tax examinations by tax authorities for tax years ending before 2007.

   STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at December 31, 2010.

Note 3. Capital Share Transactions

   The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued in two different classes. Transactions in shares of each class were as follows:

                                      FOR THE                       FOR THE
                                     YEAR ENDED                   YEAR ENDED
                                 DECEMBER 31, 2010             DECEMBER 31, 2009
                             -------------------------  ---------------------------
                                SHARES       AMOUNT         SHARES          AMOUNT
CLASS A                      -----------  ------------  ----------     ------------
Shares sold.................  27,777,461  $225,844,201  11,873,563     $ 80,693,876
Reinvested distributions....     656,689     5,340,187     253,297        1,718,873
Shares redeemed............. (10,875,323)  (88,357,357) (3,810,598)     (26,274,981)
                             -----------  ------------  ----------     ------------
   Net increase (decrease)..  17,558,827  $142,827,031   8,316,262     $ 56,137,768
                             ===========  ============  ==========     ============

                                      FOR THE                   FOR THE PERIOD
                                     YEAR ENDED             JANUARY 1, 2009 THROUGH
                                 DECEMBER 31, 2010               JUNE 26, 2009
                             -------------------------  ---------------------------
                                SHARES       AMOUNT         SHARES          AMOUNT
CLASS B(2)                   -----------  ------------  ----------     ------------
Shares sold.................          --  $         --      20,514     $    135,436
Reinvested distributions....          --            --      21,530          120,991
Shares redeemed.............          --            --  (1,368,996)(1)   (8,881,065)(1)
                             -----------  ------------  ----------     ------------
   Net increase (decrease)..          --  $         --  (1,326,952)    $ (8,624,638)
                             ===========  ============  ==========     ============

--------
(1)Includes automatic conversion of 125,792 shares of Class B shares in the amount of $715,294 to 126,150 shares of Class Q shares in the amount of $715,294.
(2)See Note 1

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)

                                      FOR THE                        FOR THE
                                    YEAR ENDED                     YEAR ENDED
                                 DECEMBER 31, 2010              DECEMBER 31, 2009
                             ------------------------  -----------------------------
                               SHARES       AMOUNT          SHARES            AMOUNT
CLASS C                      ----------  ------------  ----------       ------------
Shares sold................. 10,408,539  $ 84,640,136   4,470,581       $ 29,899,027
Reinvested distributions....    439,751     3,572,201     486,422          3,166,433
Shares redeemed............. (4,319,972)  (34,989,989) (5,154,834)(2)    (33,536,109)(2)
                             ----------  ------------  ----------       ------------
   Net increase (decrease)..  6,528,318  $ 53,222,348    (197,831)      $   (470,649)
                             ==========  ============  ==========       ============

                                      FOR THE                    FOR THE PERIOD
                                    YEAR ENDED               JANUARY 1, 2009 THROUGH
                                 DECEMBER 31, 2010                JUNE 26, 2009
                             ------------------------  -----------------------------
                               SHARES       AMOUNT          SHARES            AMOUNT
CLASSD(3)                    ----------  ------------  ----------       ------------
Shares sold.................         --  $         --         200       $      1,100
Reinvested distributions....         --            --      15,585             87,561
Shares redeemed.............         --            --    (856,987)        (5,526,585)
                             ----------  ------------  ----------       ------------
   Net increase (decrease)..         --  $         --    (841,202)      $ (5,437,924)
                             ==========  ============  ==========       ============

                                      FOR THE                    FOR THE PERIOD
                                    YEAR ENDED               JANUARY 1, 2009 THROUGH
                                 DECEMBER 31, 2010                JUNE 26, 2009
                             ------------------------  -----------------------------
                               SHARES       AMOUNT          SHARES            AMOUNT
CLASS Q(3)                   ----------  ------------  ----------       ------------
Shares sold.................         --  $         --     517,522(1)(2) $  2,979,493(1)(2)
Reinvested distributions....         --            --      19,882            112,620
Shares redeemed.............         --            --  (1,436,032)        (9,508,829)
                             ----------  ------------  ----------       ------------
   Net increase (decrease)..         --  $         --    (898,628)      $ (6,416,716)
                             ==========  ============  ==========       ============

--------
(1)Includes automatic conversion of 125,792 shares of Class B shares in the amount of $715,294 to 126,150 shares of Class Q shares in the amount of $715,294.
(2)Includes automatic conversion of 379,334 shares of Class C shares in the amount of $2,191,418 to 379,497 shares of Class Q shares in the amount of $2,191,418.
(3)See Note 1.

Note 4. Purchases and Sales of Securities

   During the year ended December 31, 2010, the Fund's cost of purchases and proceeds from sale of long-term investments, including loan principal paydowns were $304,387,539 and $134,004,687, respectively.

Note 5. Investment Advisory Agreement and Other Transactions with Affiliates

   The Fund has entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica. Pursuant to the Advisory Agreement, SunAmerica provides continuous supervision of the Fund and administers its corporate affairs, subject to the general review and oversight of the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. SunAmerica also selects, contracts with and compensates the subadviser to manage the Fund's assets. The Fund will pay SunAmerica a monthly advisory fee at the following annual rates, based on the average daily net assets of the Fund: 0.85% on the first $1 billion; 0.80% on the next $1 billion; and 0.75% thereafter.

   Wellington Management Company, LLP ("Wellington") acts as subadviser to the Fund pursuant to a Subadvisory Agreement with SunAmerica. Under the Subadvisory Agreement, Wellington manages the investment and reinvestment of the Fund's assets. For compensation for its services as subadviser, Wellington is entitled to receive from SunAmerica a monthly fee payable at the following annual rates: 0.30% of average daily net assets on the first $500 million and 0.25% thereafter. The fee paid to the subadviser is paid by SunAmerica and not the Fund.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


   Pursuant to the Administrative Services Agreement (the "Administrative Agreement") SunAmerica acts as the Fund's administrator and is responsible for providing and supervising the performance by others, of administrative services in connection with the operations of the Fund, subject to supervision by the Fund's Board. For its services, SunAmerica receives an annual fee equal to 0.20% of average daily net assets of the Fund. For the year ended December 31, 2010, the Fund incurred administration fees in the amount of $691,836.

   The Fund has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. The Fund has adopted a Distribution Plan on behalf of each class of shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and "Class C Plan". In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from the Fund at an annual rate of 0.10% and 0.50%, respectively, of the average daily net assets of the Fund's Class A and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker- dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A and Class C shares of the Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended December 31, 2010, SACS received fees (see Statement of Operations) based upon the aforementioned rates. For the year ended December 31, 2010 SACS received sales charges on Class A shares of $441,261, of which $75,816 was reallowed to affiliated broker-dealers and $283,057 to non-affiliated broker-dealers. In addition, SACS receives the proceeds of early withdrawal charges paid by investors in connection with certain redemptions of Class A and Class C shares. For the year ended December 31, 2010, SACS received early withdrawal charges of $57,000.

   The Fund has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS") an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Fund to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board of Directors. For the year ended December 31, 2010, the Fund incurred the following expenses, which are included in the transfer agent fees and expenses payable on the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                      PAYABLE AT
                                          EXPENSE  DECEMBER 31, 2010
                                          -------- -----------------
           Class A....................... $411,679      $45,199
           Class C.......................  348,875       34,719

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's annual operating expenses at 1.45% for Class A and 1.75% for Class C, of average daily net assets. For purposes of waived fees and/or reimbursed expense calculations, annual Fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles or acquired fees and expenses. The expense reimbursements and fee waivers will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors. For the year ended December 31, 2010, SunAmerica waived fees and reimbursed expenses as follows: Class A $707,916 and Class C $754,541.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


   On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS and SAFS, entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

   On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and treatment of defaulted securities.

        DISTRIBUTABLE EARNINGS                              TAX DISTRIBUTIONS
----------------------------------------   ---------------------------------------------------------------------------
 FOR THE YEAR ENDED DECEMBER 31, 2010      FOR THE YEAR ENDED DECEMBER 31, 2010   FOR THE YEAR ENDED DECEMBER 31, 2009
----------------------------------------   -------------------------------------  -------------------------------------
          LONG-TERM GAINS/  UNREALIZED
ORDINARY    CAPITAL AND    APPRECIATION/    ORDINARY           LONG-TERM           ORDINARY          LONG-TERM
INCOME     OTHER LOSSES    (DEPRECIATION)    INCOME           CAPITAL GAINS        INCOME           CAPITAL GAINS
--------  ---------------- --------------     ------------    -------------          -----------    -------------
$6,440     $(51,761,161)   $(7,884,070)    $14,854,722            $ --            $8,860,311            $ --

   CAPITAL LOSS CARRYFORWARDS. At December 31, 2010 capital loss carryforward available to offset future recognized gains were $51,761,161 with $4,956,144 expiring in 2011, $3,498,813 expiring in 2012, $16,003,027 expiring in 2016, and $27,303,177 expiring in 2017.

   During the year ended December 31, 2010, the Senior Floating Rate Fund had $6,523,075 of capital loss carryforward expire and utilized $1,213,288 of capital loss carry forwards to offset current year capital gains.

   For the period ended December 31, 2010, reclassifications were made to increase accumulated net realized gain/(loss) by $6,523,075 with an offsetting adjustment to paid-in capital of $(6,523,075). The reclassifications arising from book/tax differences were due primarily to the expiration of capital loss carryforward.

   Unrealized appreciation and depreciation in the value of investments at December 31, 2010 for federal income tax purposes were as follows:

                 Cost (tax basis)..............  $479,204,581
                                                =============
                 Gross unrealized appreciation.  $ 12,174,088
                 Gross unrealized depreciation. ($ 20,058,158)
                                                -------------
                 Net unrealized depreciation... ($  7,884,070)
                                                =============

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


Note 7. Director Retirement Plan

   The Directors of the Fund have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

Note 8. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street
   Bank and Trust Company, the Fund's custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 12.5 basis points per annum on the daily unused portion of the committed line of credit which is included in the other expenses line on the Statement of Operations. Prior to September 17, 2010, the commitment fee was 15 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended December 31, 2010, the Fund had borrowings outstanding for 53 days under the line of credit and incurred $2,773 in interest charges related to these borrowings. The Fund's average amount of debt under the line of credit for the days utilized was $1,258,650 at a weighted average interest rate of 1.48%. At December 31, 2010, there were no borrowings outstanding.

Note 9. Interfund Lending

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission (the "Commission"), the Fund is permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended December 31, 2010, the Fund did not participate in this program.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2010 -- (CONTINUED)


Note 10. Investment Concentration

   The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a variable rate senior loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation but not with the borrower directly. As such, the Fund is subject to the credit risk of the borrower, selling participant, lender or other persons positioned between the Fund and the borrower.

Note 11. Unfunded Loan Commitments

   At December 31, 2010, the Fund had no unfunded loan commitments.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Senior Floating Rate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and selling or agent banks, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 25, 2011

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- DECEMBER 31, 2010 -- (UNAUDITED)

The Board of Directors (the "Board" the members of which are referred to as "Directors") of the Fund, including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of the Fund, or SunAmerica (the "Disinterested Directors"), approved the continuation of the Advisory Agreement between the Fund and SunAmerica for a one-year period ending August 31, 2011 at an in-person meeting held on August 24, 2010.1

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included
(a) a summary of the services provided to the Fund by SunAmerica and its affiliates; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica's risk management process; (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices;
(h) a discussion of the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices; and (i) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica serves as adviser or subadviser, as applicable.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica. The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment the Fund's investment policies. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, clerical, secretarial and certain administrative services (excusive of, and in addition to, any such service provided by any other party retained by the Fund) and has authorized any of its officers and employees, if elected, to serve as officers or trustees of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including Wellington. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund pursuant to the Advisory Agreement. Additionally, the Board observed that SunAmerica performs or supervises the performance by others of other administrative services in connection with the operation of the Fund pursuant to the Administrative Agreement between SunAmerica and the Fund.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board also reviewed the personnel responsible for providing advisory services to the Fund and other key personnel of SunAmerica in addition to current and projected staffing levels and compensation practices and concluded, based on their experience and interaction with SunAmerica, that:
(i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high. The Board also noted the high quality of services under the Administrative Agreement.
--------
// 1The Subadvisory Agreement between SunAmerica and Wellington with respect to the Fund expires in 2011 and did not require approval at the Meeting.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)

The Board also considered SunAmerica's reputation and relationship with the Fund and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2010, SunAmerica managed, advised and/or administered approximately $37.5 billion in assets. The Board also considered SunAmerica's code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and Wellington with respect to the Fund, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to the Fund's peer group ("Peer Group") and peer universe ("Peer Universe") as independently determined by Lipper and to an appropriate index or combination of indices, including the Fund's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Group and Peer Universe. The Board also noted that it regularly reviews the performance of the Fund throughout the year. The Board noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the Meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed the Fund's annualized total returns for the prior one-, two- and three-year periods ended May 31, 2010, and since inception. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2010. In addition, the Board received a report prepared by SunAmerica that detailed the Fund's performance for the three- and six-month periods ended June 30, 2010.

The Board considered that the Fund ranked in the first quintile of its Peer Group for the one-year period ended May 31, 2010. The Board also considered that the Fund ranked in the third quintile of its larger Peer Universe, which consists of all funds within the applicable Lipper classification, for the two- and three-year and since inception periods ended May 31, 2010. The Board noted that it was pleased with the Fund's performance.

Consideration of the Management Fee and the Cost of the Services and Profits to be Realized by SunAmerica and its Affiliates from the Relationship with the Fund. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Fund to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for the Fund's Peer Group and Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by the Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica. The Board compared the Fund's net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the management fee for the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board also noted the relative small size of the Fund's Peer Group. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Fund since SunAmerica informed the Board that there were no such Funds or accounts.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY
        AGREEMENT -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)


The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Fund. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Fund and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Fund. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement and Administrative Agreement, and considered the profitability of SunAmerica's affiliates under the Service Agreement and Rule 12b-1 Plans. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Fund. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Fund. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with the high quality services that they had provided in the past. The Board further concluded that the management fee was reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the SunAmerica fund complex, the Fund shares common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board also took into account that the Fund had a management fee arrangement that included breakpoints that will adjust the fee downward as the size of the Fund increases, thereby allowing the shareholders to potentially participate in any economies of scale. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of Class A and C shares of the Fund at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Fund's management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

Other Factors. In consideration of the Advisory Agreement, the Board also received information regarding SunAmerica's brokerage and soft dollar practices, to the extent applicable.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending August 31, 2011. Based upon its evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and the Fund's shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2010 -- (UNAUDITED)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                  NUMBER OF
                                       TERM OF                                     FUNDS IN
        NAME,          POSITION(S)    OFFICE AND                                 FUND COMPLEX
     ADDRESS AND       HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       OTHER DIRECTORSHIPS
   DATE OF BIRTH*       THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS       DIRECTOR(1)       HELD BY DIRECTOR(2)
---------------------- -----------  -------------- ----------------------------- ------------ -------------------------------
DISINTERESTED
DIRECTORS

Dr. Judith L.           Director       2000-       Retired.                           78      Director, Belo Corp. (1992 to
Craven                                 present                                                present); Director, Sysco
DOB: October 6, 1945                                                                          Corp. (1996 to present);
                                                                                              Director, Luby's Inc. (1998 to
                                                                                              present).

William F. Devin        Director       1998-       Retired.                           78      Director, Boston Options
DOB: December 30, 1938                 present                                                Exchange (2001 to present).

Samuel M. Eisenstat     Chairman       2001-       Attorney, sole practitioner.       39      Director, North European Oil
DOB: March 7, 1940      of the         present                                                Royalty Trust (1996 to
                        Board                                                                 present).

Stephen J. Gutman       Director       2001-       Vice President and                 39      None
DOB: May 10, 1943                      present     Associate Broker, Corcoran
                                                   Group (real estate) (2002 to
                                                   present); Managing
                                                   Member, Beau Brummel
                                                   Soho, LLC (licensing of
                                                   menswear specialty
                                                   retailing) (1995 to 2009);
                                                   President, SJG Marketing,
                                                   Inc. (2009 to present).

William J. Shea         Director       2004-       Executive Chairman, Lucid,         39      Chairman of the Board,
DOB: February 9,                       present     Inc. (medical technology and               Royal and SunAlliance Co.
1948                                               information) (2007 to                      U.S.A., Inc. (2004 to 2006);
                                                   present); Managing Director,               Director, Boston Private
                                                   DLB Capital, LLC (private                  Financial Holdings (2004 to
                                                   equity) (2006 to 2007).                    present); Chairman,
                                                                                              Demoulas Supermarkets
                                                                                              (1999 to present).
INTERESTED DIRECTOR

Peter A. Harbeck(3)     Director       2001-       President, CEO and                 87      None
DOB: January 23, 1954                  present     Director, SunAmerica (1995
                                                   to present); Director,
                                                   SunAmerica Capital
                                                   Services, Inc. ("SACS")
                                                   (1993 to present); Chairman,
                                                   Advisor Group, Inc. (2004 to
                                                   present).

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)

                                                                                         NUMBER OF
                                                TERM OF                                   FUNDS IN
          NAME,                                OFFICE AND                               FUND COMPLEX
       ADDRESS AND         POSITION(S) HELD    LENGTH OF      PRINCIPAL OCCUPATIONS     OVERSEEN BY  OTHER DIRECTORSHIPS
     DATE OF BIRTH*         WITH THE FUND    TIME SERVED(4)    DURING PAST 5 YEARS      DIRECTOR(1)  HELD BY DIRECTOR(2)
-------------------------- ----------------  -------------- --------------------------- ------------ -------------------
OFFICERS

John T. Genoy              President            2007-       Chief Financial Officer,        N/A             N/A
DOB: November 8, 1968                           present     SunAmerica (2002 to
                                                            present); Senior Vice
                                                            President, SunAmerica
                                                            (2003 to present); Chief
                                                            Operating Officer,
                                                            SunAmerica (2006 to
                                                            present).

Donna M. Handel            Treasurer            2002-       Senior Vice President,          N/A             N/A
DOB: June 25, 1966                              present     SunAmerica (2004 to
                                                            present).

Gregory N. Bressler        Secretary and        2005-       Senior Vice President and       N/A             N/A
DOB: November 17, 1966     Chief Legal          Present     General Counsel,
                           Officer                          SunAmerica (2005 to
                                                            present).

James Nichols              Vice President       2006-       Director, President and         N/A             N/A
DOB: April 7, 1966                              Present     CEO, SACS (2006 to
                                                            present); Senior Vice
                                                            President, SACS (2002 to
                                                            2006); Senior Vice
                                                            President, SunAmerica
                                                            (2002 to present)

Cynthia A. Gibbons Skrehot Vice President       2002-       Vice President, SunAmerica      N/A             N/A
DOB: December 6,           and Chief            present     (2002 to present); Chief
1967                       Compliance                       Compliance Officer,
                           Officer ("CCO")                  SunAmerica (2002-2006).

Gregory R. Kingston        Vice President       2002-       Vice President, SunAmerica      N/A             N/A
DOB: January 18,           and Assistant        present     (2001 to present)
1966                       Treasurer

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2010 -- (UNAUDITED) (CONTINUED)

                                                                                       NUMBER OF
                                            TERM OF                                     FUNDS IN
        NAME,                              OFFICE AND                                 FUND COMPLEX
     ADDRESS AND       POSITION(S) HELD    LENGTH OF       PRINCIPAL OCCUPATIONS      OVERSEEN BY  OTHER DIRECTORSHIPS
   DATE OF BIRTH*       WITH THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS       DIRECTOR(1)  HELD BY DIRECTOR(2)
---------------------- ----------------  -------------- ----------------------------- ------------ -------------------

Nori L. Gabert           Vice               2002-       Vice President and Deputy         N/A             N/A
DOB: August 15, 1953     President          present     General Counsel,
                         and                            SunAmerica (2005 to
                         Assistant                      present); Vice President and
                         Secretary                      Associate General Counsel,
                                                        SunAmerica, (2002 to 2005);

Matthew J. Hackethal     Anti-Money         2006-       Chief Compliance Officer,         N/A             N/A
DOB: December 31, 1971   Laundering         present     SunAmerica (2006 to
                         Compliance                     present); Vice President,
                         Officer                        Credit Suisse Asset
                                                        Management (2001 to
                                                        2006); Chief Compliance
                                                        Officer, Credit Suisse
                                                        Alternative Funds (2005 to
                                                        2006).



--------
* The business address for each Director and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), the Fund, (1 fund), SunAmerica Series Trust (35 portfolios), SunAmerica Specialty Series (3 funds), VALIC Company I (33 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (21 portfolios).
(2) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act, other than those listed under the preceding column.
(3) Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.
(4) Directors serve until their successors are duly elected and qualified, subject to the Directors' retirement plan as discussed in Note 7 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2010. The information necessary to complete your income tax returns is included with your Form 1099-DIV, which will be mailed to shareholders in early 2011.

During the year ended December 31, 2010 the Fund paid the following dividends:

                                       NET       QUALIFYING % FOR  QUALIFYING
                                    LONG-TERM   THE 70% DIVIDENDS   DIVIDEND
                                  CAPITAL GAINS RECEIVED DEDUCTION  INCOME %
                                  ------------- ------------------ ----------
   Class A.......................      $--              --%            --%
   Class C.......................       --              --             --

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graph shows how the value of a $10,000 investment in the Fund would have changed over the period shown in the graph, and also shows how the index shown performed over the same period of time. The graph and table shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that the term "inception" as used herein reflects the date on which a specific class of shares commenced operations. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. The graph presents the performance of Class C shares of the Fund. The performance of the other class will vary based upon the difference in sales charges and fees assessed to shareholders of that class. Past performance does not predict future results.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED) (CONTINUED)

   The Senior Floating Rate Fund (Class C) returned 10.01%, just underperforming its benchmark, the S&P/LSTA Leveraged Loan Index (LLI),* which returned 10.13% for the annual period ended December 31, 2010.

   Fixed income markets benefited from a combination of tighter spreads and lower government bond yields to produce positive absolute returns for the year; but it wasn't a smooth ride, as high volatility rocked markets at several points during the year. Non-government fixed income sectors got off to a positive start at the beginning of the year as the global economy stabilized and cyclical improvements materialized across a broad swath of markets. Fear struck in the second and third quarters of 2010, primarily from sovereign risk in peripheral Europe; there were also concerns that the U.S. would suffer a double-dip recession. However, expectations of low inflation and easier monetary policy helped reignite investors' appetite for risk, increasing demand for riskier assets. By year end, markets began to shift their focus to inflationary concerns. In the fourth quarter, global yields generally rose and bank loans, as measured by the S&P/LSTA LLI, posted positive returns amid investors' demand for higher-yielding securities.

   The lower-quality segment of the bank loan market outperformed the higher-quality segment by a significant margin. The CCC-rated loans in the S&P/LSTI LLI returned 23.17%, compared to 7.88% and 11.10% for loans rated BB and B, respectively. In this environment, the Fund's underweight positioning to riskier, lower-rated bank loans detracted from performance.

   All of the bank loan sectors in the S&P/LSTA LLI produced positive returns for the 12-month period. Among the industries that outperformed relative to the S&P/LSTA LLI were Ecological Services and Equipment (+22.44%), Broadcast Radio and Television (+18.91%), Home Furnishing (+15.90%), Electronics (+14.28%) and Building & Development (+14.16%). Those that underperformed relative to the S&P/LSTA LLI were Leisure (+2.62%), Forest Products (+5.80%) and Utilities (+6.14%).

   Contributing to the Fund's relative performance was our underweight positioning to defensive industries such as Health Care, Food Products and Utilities which each lagged in the strong market environment. In addition, we held overweight positions in our Retailers and Chemical/Plastics holdings, which were additive to the overall performance of the Fund. An underweight to certain cyclical industries, such as Lodging and Gaming, detracted from the Fund's overall relative performance.

   Among individual loans, the largest contributors to the Fund's returns during the annual period were Lyondell Basell Industries, Tribune Co., and Gateway Casinos & Entertainment, Inc. Detractors from the Fund's absolute returns during the annual period were Sorenson Communications, Inc., Metro-Goldwyn-Mayer Studios, Inc., and Idearc, Inc.

--------
Past performance is no guarantee of future results.

*The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of an active trading market in certain cases, which may impair the Fund's ability to obtain full value for loans sold. The Fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SUNAMERICA SENIOR FLOATING RATE FUND, INC.
        COMPARISON: FUND VS. INDEX -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Senior Floating Rate Fund Class C shares would have increased to $14,103 The same amount invested in securities mirroring the performance of the S&P/LSTA Leveraged Loan Index would be valued at $16,638.

                                    [CHART]

            Senior Floating Rate Class C        S&P/LSTA Leveraged Loan Index
            -----------------------------       -----------------------------
12/31/1999         $10,000.00                            $10,000.00
 1/31/2000          10,059.00                             10,086.70
 2/29/2000          10,106.00                             10,132.70
 3/31/2000          10,067.00                             10,078.49
 4/30/2000          10,100.00                             10,110.84
 5/31/2000          10,166.00                             10,192.94
 6/30/2000          10,222.00                             10,267.35
 7/31/2000          10,272.00                             10,350.51
 8/31/2000          10,332.00                             10,381.46
 9/30/2000          10,379.00                             10,410.01
10/31/2000          10,378.00                             10,407.41
11/30/2000          10,407.00                             10,445.18
12/31/2000          10,460.00                             10,498.66
 1/31/2001          10,500.00                             10,612.57
 2/28/2001          10,547.00                             10,717.75
 3/31/2001          10,535.00                             10,720.64
 4/30/2001          10,508.00                             10,705.42
 5/31/2001          10,591.00                             10,826.82
 6/30/2001          10,559.00                             10,838.18
 7/31/2001          10,564.00                             10,921.31
 8/31/2001          10,614.00                             11,002.46
 9/30/2001          10,492.00                             10,820.26
10/31/2001          10,364.00                             10,714.11
11/30/2001          10,384.00                             10,845.04
12/31/2001          10,424.00                             10,937.00
 1/31/2002          10,460.00                             10,992.78
 2/28/2002          10,451.00                             10,960.13
 3/31/2002          10,524.00                             11,091.11
 4/30/2002          10,587.00                             11,219.87
 5/31/2002          10,654.00                             11,230.87
 6/30/2002          10,642.00                             11,120.36
 7/31/2002          10,539.00                             11,020.94
 8/31/2002          10,486.00                             10,984.35
 9/30/2002          10,492.00                             10,991.71
10/31/2002          10,335.00                             10,861.57
11/30/2002          10,450.00                             11,014.61
12/31/2002          10,565.00                             11,146.23
 1/31/2003          10,612.00                             11,281.88
 2/28/2003          10,627.00                             11,331.07
 3/31/2003          10,771.00                             11,375.38
 4/30/2003          10,966.00                             11,510.17
 5/31/2003          11,118.00                             11,635.06
 6/30/2003          11,268.00                             11,776.66
 7/31/2003          11,339.00                             11,855.09
 8/31/2003          11,367.00                             11,882.00
 9/30/2003          11,482.00                             11,994.29
10/31/2003          11,566.00                             12,103.80
11/30/2003          11,637.00                             12,182.11
12/31/2003          11,706.00                             12,257.64
 1/31/2004          11,838.00                             12,363.30
 2/29/2004          11,854.00                             12,402.12
 3/31/2004          11,879.00                             12,446.89
 4/30/2004          11,958.00                             12,507.88
 5/31/2004          11,962.00                             12,522.01
 6/30/2004          12,003.00                             12,599.77
 7/31/2004          12,031.00                             12,640.98
 8/31/2004          12,022.00                             12,663.22
 9/30/2004          12,051.00                             12,715.78
10/31/2004          12,098.00                             12,779.99
11/30/2004          12,146.00                             12,837.25
12/31/2004          12,184.00                             12,890.65
 1/31/2005          12,234.00                             12,942.73
 2/28/2005          12,295.00                             13,012.23
 3/31/2005          12,336.00                             13,066.36
 4/30/2005          12,312.00                             13,057.08
 5/31/2005          12,302.00                             13,064.66
 6/30/2005          12,372.00                             13,149.32
 7/31/2005          12,456.00                             13,249.12
 8/31/2005          12,530.00                             13,328.35
 9/30/2005          12,564.00                             13,382.59
10/31/2005          12,591.00                             13,423.55
11/30/2005          12,644.00                             13,474.02
12/31/2005          12,701.00                             13,545.16
 1/31/2006          12,788.00                             13,638.89
 2/28/2006          12,870.00                             13,725.23
 3/31/2006          12,962.00                             13,808.26
 4/30/2006          13,027.00                             13,875.65
 5/31/2006          13,040.00                             13,910.48
 6/30/2006          13,080.00                             13,949.57
 7/31/2006          13,141.00                             14,028.66
 8/31/2006          13,229.00                             14,115.08
 9/30/2006          13,299.00                             14,190.87
10/31/2006          13,400.00                             14,284.96
11/30/2006          13,444.00                             14,360.67
12/31/2006          13,532.00                             14,462.63
 1/31/2007          13,645.00                             14,588.90
 2/28/2007          13,738.00                             14,689.20
 3/31/2007          13,780.00                             14,747.90
 4/30/2007          13,865.00                             14,835.52
 5/31/2007          13,934.00                             14,925.83
 6/30/2007          13,958.00                             14,959.10
 7/31/2007          13,510.00                             14,458.32
 8/31/2007          13,525.00                             14,491.95
 9/30/2007          13,732.00                             14,775.10
10/31/2007          13,821.00                             14,916.16
11/30/2007          13,590.00                             14,709.13
12/31/2007          13,590.00                             14,755.09
 1/31/2008          13,098.00                             14,278.50
 2/29/2008          12,752.00                             13,920.37
 3/31/2008          12,682.00                             13,907.84
 4/30/2008          13,106.00                             14,423.07
 5/31/2008          13,271.00                             14,558.68
 6/30/2008          13,321.00                             14,595.04
 7/31/2008          13,121.00                             14,483.46
 8/31/2008          13,094.00                             14,464.55
 9/30/2008          12,242.00                             13,574.98
10/31/2008          10,242.00                             11,780.75
11/30/2008           9,045.00                             10,778.79
12/31/2008           8,368.00                             10,461.32
 1/31/2009           8,861.00                             11,235.68
 2/28/2009           8,789.00                             11,323.25
 3/31/2009           8,768.00                             11,486.58
 4/30/2009           9,844.00                             12,485.42
 5/31/2009          10,652.00                             13,247.14
 6/30/2009          11,345.00                             13,827.84
 7/31/2009          11,926.00                             14,482.86
 8/31/2009          12,274.00                             14,810.82
 9/30/2009          12,751.00                             15,284.51
10/31/2009          12,985.00                             15,369.14
11/30/2009          13,053.00                             15,408.68
12/31/2009          13,409.00                             15,861.65



                       Class A            Class C
    Senior        -------------------------------------
    Floating      Average            Average
     Rate         Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+
-                 -------------------------------------
1 Year Return      6.13%    10.33%    9.01%    10.01%
-------------------------------------------------------
5 Year Return         NA        NA    3.04%    16.15%
-------------------------------------------------------
10 Year Return        NA        NA    3.50%    41.03%
-------------------------------------------------------
Since Inception*   1.86%    12.39%    3.93%    60.95%
-------------------------------------------------------

                     # For the purposes of the table, it has been assumed that the maximum sales charge of 3.75% with respect to Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.
                     + Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
                     *  Inception date: Class A: 10/04/2006; Class C:
                        08/31/1998.

                     For the 12 month period ended December 31, 2010, the SunAmerica Senior Floating Rate Class C returned 9.01% compared to 10.13% for the S&P/LSTA Leveraged Loan Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 3.75%; Contingent Deferred Sales Charge (CDSC): Class C: 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com

[LOGO] AIG Sun America
Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS                  CUSTODIAN                  DISCLOSURE OF QUARTERLY
 Dr. Judith L. Craven       State Street Bank and     PORTFOLIO HOLDINGS
 William F. Devin             Trust Company           The Fund is required to
 Samuel M. Eisenstat        P.O. Box 5607             file its com-plete
 Stephen J. Gutman          Boston, MA 02110          schedule of portfolio
 Peter A. Harbeck                                     holdings with the U.S.
 William J. Shea           VOTING PROXIES ON FUND     Securities and Exchange
                           PORTFOLIO SECURITIES       Commission for its first
OFFICERS                   A description of the       and third fiscal quarters
 John T. Genoy, President  policies and proce-dures   on Form N-Q. The Fund's
   and Chief Executive     that the Fund uses to      Forms N-Q are available
   Officer                 determine how to vote      on the U.S. Securities
 Donna M. Handel,          proxies related to         and Exchange Commission's
   Treasurer               securities held in the     website at
 James Nichols, Vice       Fund's portfolio, which    http://www.sec.gov. You
   President               is available in the        can also review and
 Cynthia A. Gibbons        Fund's Statement of        obtain copies of the
   Skrehot, Vice           Additional Information     Forms N-Q at the U.S.
   President and Chief     may be ob-tained without   Securities and Exchange
   Compliance Officer      charge upon request, by    Commission's Public
 Gregory N. Bressler,      calling (800) 858-8850.    Refer-ence Room in
   Chief Legal             This in-formation is also  Washington, DC
   Officer and Secretary   available from the EDGAR   (information on the
 Gregory R. Kingston,      database on the U.S.       operation of the Public
   Vice President and      Secu-rities and Exchange   Reference Room may be
   Assistant Treasurer     Commission's website at    ob-tained by calling
 Nori L. Gabert, Vice      http://www.sec.gov.        1-800-SEC-0330).
   President and
   Assistant Secretary     DELIVERY OF SHAREHOLDER    PROXY VOTING RECORD ON
 John E. McLean,           DOCUMENTS                  FUND PORTFOLIO SECURITIES
   Assistant Secretary     The Fund has adopted a     Information regarding how
 Kathleen Fuentes,         policy that allows it to   the Fund voted proxies
   Assistant Secretary     send only one copy of the  relating to securities
 Diedre L. Shepherd,       Fund's prospectus, proxy   held in the Fund's
   Assistant Treasurer     material, annual report    portfolio during the most
 Matthew J. Hackethal,     and semi-annual report     recent twelve month
   Anti-Money Laundering   (the "shareholder          period ended June 30 is
   Compliance Officer      documents") to             available, once filed
                           shareholders with          with the U.S. Securities
INVESTMENT ADVISER         multiple accounts          and Exchange Commis-sion,
 SunAmerica Asset          residing at the same       without charge, upon
   Management Corp.        "household." This          request, by calling
 Harborside Financial      practice is called         (800) 858-8850 or on the
   Center                  householding and reduces   U.S. Securities and
 3200 Plaza 5              Fund expenses, which       Exchange Commission's
 Jersey City, NJ           benefits you and other     website at
   07311-4992              shareholders. Unless the   http://www.sec.gov.
                           Fund receives
DISTRIBUTOR                instructions to the        This report is submitted
 SunAmerica Capital        con-trary, you will only   solely for the general
   Services, Inc.          receive one copy of the    information of
 Harborside Financial      shareholder documents.     shareholders of the Fund.
   Center                  The Fund will continue to  Distribution of this
 3200 Plaza 5              household the              report to persons other
 Jersey City, NJ           share-holder documents     than shareholders of the
   07311-4992              indefinitely, until we     Fund is authorized only
                           are instructed otherwise.  in connection with a
SHAREHOLDER SERVICING      If you do not wish to      currently effective
AGENT                      participate in             prospectus, setting forth
 SunAmerica Fund           householding, please       details of the Fund,
   Services, Inc.          contact Shareholder        which must precede or
 Harborside Financial      Services at (800)          accompany this report.
   Center                  858-8850 ext. 6010 or
 3200 Plaza 5              send a written request
 Jersey City, NJ           with your name, the name
   07311-4992              of your fund(s) and your
                           account number(s) to
TRANSFER AGENT             SunAmerica Mutual Funds
 State Street Bank and     c/o BFDS, P.O. Box
   Trust Company           219186, Kansas City MO,
 P.O. Box 219373           64121-9186. We will
 Kansas City, MO 64141     resume individual
                           mailings for your account
                           within thirty (30) days
                           of receipt of your
                           request.

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO
                       WWW.SUNAMERICAFUNDS.COM
                   2
                       CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

WWW.SUNAMERICAFUNDS.COM

SFANN - 12/10

[LOGO]


Sun America
Mutual Funds

Item 2. Code of Ethics

     The SunAmerica Senior Floating Rate Fund, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2010, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3. Audit Committee Financial Expert.

     The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
     Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                               2009      2010
                              -------   -------
     (a) Audit Fees           $80,320   $81,940
     (b) Audit-Related Fees   $     0   $     0
     (c) Tax Fees             $12,172   $12,172
     (d) All Other Fees       $     0   $     0

     Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

     Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                              2009   2010
                              ----   ----
     (b) Audit-Related Fees   $ 0    $ 0
     (c) Tax Fees             $ 0    $ 0
     (d) All Other Fees       $ 0    $ 0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2010 and 2009 were $12,172 and $320,147, respectively.

     (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

     Not  applicable.

Item 6. Investments.

     Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not  applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not  applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not  applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this
     Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Senior Floating Rate Fund, Inc.


By: /s/ John T. Genoy
    ------------------------------------
    John T. Genoy
    President

Date: March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John T. Genoy
    ------------------------------------
    John T. Genoy
    President

Date: March 9, 2011


By: /s/ Donna M. Handel
    ------------------------------------
    Donna M. Handel
    Treasurer

Date: March 9, 2011